UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08257

STATE STREET INSTITUTIONAL FUNDS

(Exact name of registrant as specified in charter)

1600 Summer Street, Stamford, Connecticut 06905

(Address of principal executive offices) (Zip code)

Joshua A. Weinberg, Esq. Managing Director and Managing Counsel c/o SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)	Copy to: David Hearth, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Shareholder Report.

Annual Report

September 30, 2018

State Street Institutional Funds

State Street Institutional Funds

Annual Report

September 30, 2018

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

State Street Institutional Funds

Notes to Performance — September 30, 2018 (Unaudited)

Total return performance shown in this report for the State Street Institutional Funds (the “Trust”) and each of its series portfolios (each, a “Fund” and collectively, the “Funds”) takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate, so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods of less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.ssga.com/geam for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index of stocks (“S&P 500 Index”) is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 2000® Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S.-domiciled companies.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI® EAFE® Index”) is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The MSCI® EAFE® Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (“MSCI® ACWI Ex-U.S. Index”) is a market capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI® ACWI Ex-U.S. Index includes both developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Bloomberg Barclays U.S. Aggregate Bond Index is designed to represent performance of the U.S. investment-grade fixed rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the State Street Institutional Funds and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. (“SSGA FM” or the (“Adviser”)) for investment advisory and administrative services.

Notes to Performance	1

State Street Institutional U.S. Equity Fund

Management Discussion of Fund Performance — September 30, 2018 (Unaudited)

The State Street Institutional U.S. Equity Fund (the “Fund”) seeks to provide long-term growth of capital by investing primarily in equity securities of U.S. companies. The Fund’s benchmark is the S&P 500 Index (the “Index”).

For the 12-month period ended September 30, 2018 (the “Reporting Period”), the total return for the Fund’s Investment Class was 16.72%, for the Fund’s Service Class was 16.35% and for the Index was 17.91%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Narrow sector leadership, a strong momentum market for growth stocks and mixed stock selection were primary drivers of Fund performance during the Reporting Period relative to the Index. While the Fund enjoyed strong absolute returns in excess of 16%, it modestly lagged the Index. In the past 12 months, momentum-driven technology and internet stocks have dominated a narrow market, disadvantaging a diversified core fund like the State Street Institutional U.S. Equity Fund. The Fund employs a valuation discipline that included lightening up on outperforming technology and Internet names as they reached full value, (e.g., Amazon, Apple, Visa and Salesforce.com) and underweighting some of the most expensive areas of the market (e.g., Netflix as it doubled) which pressured returns. Some individual holdings pressured results, including Newell Brands — which was eliminated as our conviction in its turnaround waned. In the technology sector, momentum didn’t favor attractively-valued Applied Materials, and this semiconductor capital equipment stock detracted from returns. However, we maintained a differentiated view that semiconductor cycles are becoming more muted, due to secular growth in chip demand driven by artificial intelligence, internet-of-things, smart cars, smart homes and factory automation. Stock selection also lagged within health care, including Allergan and Alexion, although we believed the selling was overdone and added to these two positions. Despite the 12-month underperformance, in 2018 calendar year-to-date health care has become a key contributor to performance with relative strength in Boston Scientific and Johnson & Johnson. A bright spot was positive stock selection within financials, including CME, Charles Schwab and JP Morgan Chase.

The Fund used E-Mini S&P 500 Futures in order to equitize cash during the Reporting Period. The Fund’s use of futures created a neutral impact to Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Amazon.com Inc., Microsoft Corp. and Apple Inc. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Newell Brands, Inc., Applied Materials Inc. and Alexion Pharmaceuticals.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Performance Summary — September 30, 2018 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

as of September 30, 2018 (as a % of Fair Value) (a)(b)

Microsoft Corp.	4.30%
Apple Inc.	3.95%
Amazon.com Inc.	3.91%
Visa Inc., Class A	3.35%
JPMorgan Chase & Co.	3.13%
Alphabet Inc., Class A	2.62%
PepsiCo Inc.	2.18%
Mondelez International Inc., Class A	1.72%
The Walt Disney Co.	1.66%
Applied Materials Inc.	1.64%

Sector Allocation as of September 30, 2018

Portfolio composition as a % of Fair Value of $522,379 (in thousands) as of September 30, 2018 (a)(b)

Average Annual Total Return for the periods ended September 30, 2018

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	16.72%	12.39%	10.84%	$27,985
S&P 500 Index	17.91%	13.95%	11.97%	$30,962

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional U.S. Equity Fund	16.35%	12.09%	10.71%	$27,654
S&P 500 Index	17.91%	13.95%	11.97%	$30,962

State Street Institutional U.S. Equity Fund	3

State Street Institutional U.S. Equity Fund

Performance Summary, continued — September 30, 2018 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

4	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Understanding Your Fund’s Expenses — September 30, 2018 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2018.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$1,115.20	$1,023.20
Expenses paid during the period*	$1.96	$1.88

Service Class
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$1,112.80	$1,022.00
Expenses paid during the period*	$3.28	$3.14

*

Expenses are equal to the Fund’s annualized expense ratio of 0.37% for Investment Class shares and 0.62% for Service Class shares (for the period April 1, 2018-September 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional U.S. Equity Fund	5

State Street Institutional U.S. Equity Fund

Schedule of Investments — September 30, 2018

	Number of Shares	Fair Value $

Common Stock - 95.8%†
Aerospace & Defense - 1.6%
General Dynamics Corp.	10,316	2,111,892
Hexcel Corp.	20,159	1,351,661
Raytheon Co.	14,611	3,019,509
The Boeing Co.	4,450	1,654,955

		8,138,017

Air Freight & Logistics - 0.5%
FedEx Corp.	4,937	1,188,780
United Parcel Service Inc., Class B	13,483	1,574,141

		2,762,921

Airlines - 0.3%
Alaska Air Group Inc.	12,932	890,498
JetBlue Airways Corp. (a)	27,709	536,446

		1,426,944

Application Software - 1.6%
Adobe Systems Inc. (a)	7,231	1,952,009
Intuit Inc.	7,628	1,734,607
salesforce.com Inc. (a)	31,163	4,955,852

		8,642,468

Asset Management & Custody Banks - 0.4%
BlackRock Inc.	4,221	1,989,484

Auto Parts & Equipment - 0.3%
Aptiv PLC	19,940	1,672,966

Automotive Retail - 0.3%
AutoZone Inc. (a)	2,363	1,832,979

Biotechnology - 4.2%
Alexion Pharmaceuticals Inc. (a)	15,667	2,177,870
Biogen Inc. (a)	22,628	7,994,699
Gilead Sciences Inc.	110,825	8,556,798
Vertex Pharmaceuticals Inc. (a)	18,095	3,487,630

		22,216,997

Building Products - 0.3%
Allegion PLC	17,537	1,588,326

Cable & Satellite - 1.8%
Charter Communications Inc., Class A (a)	19,446	6,337,063
Comcast Corp., Class A	92,054	3,259,632

		9,596,695

Communications Equipment - 0.7%
Cisco Systems Inc.	71,156	3,461,739

	Number of Shares	Fair Value $
Construction Materials - 0.1%
Vulcan Materials Co.	3,117	346,610

Consumer Finance - 0.4%
American Express Co.	21,209	2,258,546

Data Processing & Outsourced Services - 3.9%
Mastercard Inc., Class A	13,605	3,028,609
Visa Inc., Class A	116,444	17,477,080

		20,505,689

Diversified Banks - 4.5%
Bank of America Corp.	190,119	5,600,906
JPMorgan Chase & Co.	144,890	16,349,387
U.S. Bancorp	27,654	1,460,408

		23,410,701

Diversified Chemicals - 0.6%
DowDuPont Inc.	52,998	3,408,301

Electric Utilities - 1.3%
American Electric Power Company Inc.	15,613	1,106,650
Duke Energy Corp.	4,759	380,815
Edison International	8,780	594,231
Exelon Corp.	38,899	1,698,330
NextEra Energy Inc.	15,332	2,569,643
PG&E Corp.	13,001	598,176

		6,947,845

Electrical Components & Equipment - 0.5%
Emerson Electric Co.	25,041	1,917,640
Rockwell Automation Inc.	3,805	713,513

		2,631,153

Electronic Components - 1.2%
Corning Inc.	172,487	6,088,791

Environmental & Facilities Services - 0.2%
Republic Services Inc.	11,396	828,033

Fertilizers & Agricultural Chemicals - 0.2%
The Mosaic Co.	26,417	858,024

Financial Exchanges & Data - 1.7%
CME Group Inc.	35,719	6,079,731
S&P Global Inc.	15,646	3,057,072

		9,136,803

Footwear - 0.7%
NIKE Inc., Class B	42,042	3,561,798

See Notes to Schedules of Investments and Notes to Financial Statements.

6	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

General Merchandise Stores - 0.3%
Dollar Tree Inc. (a)	18,061	1,472,875

Gold - 0.1%
Newmont Mining Corp.	11,902	359,440

Healthcare Distributors - 0.3%
Henry Schein Inc. (a)	20,408	1,735,292

Healthcare Equipment - 1.7%
Boston Scientific Corp. (a)	134,069	5,161,657
Hologic Inc. (a)	23,129	947,826
Medtronic PLC	29,115	2,864,043

		8,973,526

Healthcare Services - 0.3%
DaVita Inc. (a)	22,313	1,598,280

Healthcare Supplies - 0.4%
The Cooper Companies Inc.	6,764	1,874,643

Home Improvement Retail - 0.7%
The Home Depot Inc.	17,792	3,685,613

Hotels, Resorts & Cruise Lines - 0.3%
Marriott International Inc., Class A	11,194	1,477,944

Household Products - 0.8%
The Procter & Gamble Co.	47,795	3,977,978

Hypermarkets & Super Centers - 0.3%
Walmart Inc.	15,638	1,468,565

Independent Power Producers & Energy Traders - 0.1%
NRG Energy Inc.	8,978	335,777

Industrial Conglomerates - 1.1%
Honeywell International Inc.	21,060	3,504,384
Roper Technologies Inc.	7,740	2,292,665

		5,797,049

Industrial Gases - 0.4%
Air Products & Chemicals Inc.	11,468	1,915,729

Industrial Machinery - 2.4%
Ingersoll-Rand PLC	61,424	6,283,675
Xylem Inc.	75,650	6,042,166

		12,325,841

Insurance Brokers - 0.3%
Marsh & McLennan Companies Inc.	17,211	1,423,694

	Number of Shares	Fair Value $
Integrated Oil & Gas - 2.5%
Chevron Corp.	67,696	8,277,867
Exxon Mobil Corp.	59,757	5,080,540

		13,358,407

Integrated Telecommunication Services - 0.6%
AT&T Inc.	32,743	1,099,510
Verizon Communications Inc.	42,077	2,246,491

		3,346,001

Interactive Home Entertainment - 0.5%
Activision Blizzard Inc.	17,062	1,419,388
Electronic Arts Inc. (a)	8,669	1,044,528

		2,463,916

Interactive Media & Services - 5.7%
Alphabet Inc., Class A (a)	11,329	13,675,009
Alphabet Inc., Class C (a)	6,249	7,457,994
Facebook Inc., Class A (a)	52,061	8,561,952

		29,694,955

Internet & Direct Marketing Retail - 4.6%
Amazon.com Inc. (a)(j)	10,188	20,406,564
Booking Holdings Inc. (a)	1,778	3,527,552

		23,934,116

Investment Banking & Brokerage - 1.1%
The Charles Schwab Corp.	119,396	5,868,313

IT Consulting & Other Services - 0.7%
Accenture PLC, Class A	9,371	1,594,944
International Business Machines Corp.	13,364	2,020,771

		3,615,715

Life & Health Insurance - 0.3%
Prudential Financial Inc.	14,763	1,495,787

Life Sciences Tools & Services - 0.5%
IQVIA Holdings Inc. (a)	16,432	2,131,888
Thermo Fisher Scientific Inc.	2,341	571,391

		2,703,279

Managed Healthcare - 2.0%
Cigna Corp.	11,067	2,304,703
Humana Inc.	5,831	1,973,910
UnitedHealth Group Inc.	22,547	5,998,404

		10,277,017

Movies & Entertainment - 2.3%
Netflix Inc. (a)	8,306	3,107,524

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional U.S. Equity Fund	7

State Street Institutional U.S. Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

The Walt Disney Co.	74,328	8,691,916

		11,799,440

Multi-Line Insurance - 0.3%
American International Group Inc.	14,158	753,772
The Hartford Financial Services Group Inc.	16,645	831,584

		1,585,356

Multi-Sector Holdings - 1.1%
Berkshire Hathaway Inc., Class B (a)	27,936	5,981,377

Multi-Utilities - 1.0%
Dominion Energy Inc.	10,803	759,235
Sempra Energy	38,624	4,393,480

		5,152,715

Oil & Gas Equipment & Services - 1.3%
Schlumberger Ltd.	114,666	6,985,453

Oil & Gas Exploration & Production - 1.8%
Concho Resources Inc. (a)	10,290	1,571,798
ConocoPhillips	24,913	1,928,266
Diamondback Energy Inc.	37,412	5,057,728
EOG Resources Inc.	8,405	1,072,226

		9,630,018

Oil & Gas Refining & Marketing - 0.3%
Valero Energy Corp.	14,804	1,683,955

Packaged Foods & Meats - 2.0%
Mondelez International Inc., Class A	209,380	8,994,965
The Kraft Heinz Co.	23,188	1,277,891

		10,272,856

Pharmaceuticals - 4.6%
Allergan PLC	41,729	7,948,540
Elanco Animal Health Inc. (a)	9,877	344,608
Johnson & Johnson	51,999	7,184,702
Mylan N.V. (a)	92,564	3,387,842
Pfizer Inc.	123,954	5,462,653

		24,328,345

Property & Casualty Insurance - 0.8%
Chubb Ltd.	30,597	4,088,983

Railroads - 0.5%
Union Pacific Corp.	17,475	2,845,454

	Number of Shares	Fair Value $
Regional Banks - 1.4%
First Republic Bank	77,420	7,432,320

Restaurants - 0.8%
McDonald’s Corp.	26,200	4,382,998

Semiconductor Equipment - 1.8%
Applied Materials Inc.	221,535	8,562,328
Lam Research Corp.	5,758	873,488

		9,435,816

Semiconductors - 2.6%
Broadcom Inc.	34,066	8,405,104
Intel Corp.	40,885	1,933,452
NVIDIA Corp.	11,090	3,116,512

		13,455,068

Soft Drinks - 2.2%
PepsiCo Inc.	101,991	11,402,594

Specialized REITs - 3.0%
American Tower Corp.	49,895	7,249,743
Equinix Inc.	12,631	5,467,834
Extra Space Storage Inc.	34,013	2,946,886

		15,664,463

Specialty Chemicals - 0.9%
Albemarle Corp.	34,463	3,438,718
PPG Industries Inc.	11,577	1,263,398

		4,702,116

Specialty Stores - 0.5%
Ulta Salon Cosmetics & Fragrance Inc. (a)	8,879	2,504,944

Steel - 0.1%
Steel Dynamics Inc.	6,302	284,787

Systems Software - 5.4%
Microsoft Corp.	196,451	22,468,101
Oracle Corp.	73,262	3,777,389
Proofpoint Inc. (a)	6,398	680,299
ServiceNow Inc. (a)	6,114	1,196,082

		28,121,871

Technology Hardware, Storage & Peripherals - 3.9%
Apple Inc.	91,454	20,644,826

Tobacco - 0.5%
Philip Morris International Inc.	33,374	2,721,316

Trading Companies & Distributors - 1.2%
United Rentals Inc. (a)	39,004	6,381,054

See Notes to Schedules of Investments and Notes to Financial Statements.

8	State Street Institutional U.S. Equity Fund

State Street Institutional U.S. Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

Wireless Telecommunication Services - 0.2%
T-Mobile US Inc. (a)	14,344	1,006,662

Total Common Stock (Cost $385,719,809)		500,986,369

Short-Term Investments - 4.1%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.01% (Cost $21,393,075) (d)(e)	21,393,075	21,393,075

Total Investments (Cost $407,112,884)		522,379,444

Other Assets and Liabilities, net - 0.1%		383,140

NET ASSETS - 100.0%		522,762,584

Other Information:

The Fund had the following long futures contracts open at September 30, 2018:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

S&P 500 Emini Index Futures	December 2018	55	$8,003,958	$8,027,250	$23,292

During the period ended September 30, 2018, average notional value related to long and short futures contracts was $5,395,513 or 1.00% of net assets and $331,741 or 0.1% of net assets, respectively.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2018.

Fund	Investments	Level 1	Level 2	Level 3	Total
State Street Institutional U.S. Equity Fund	Investments in Securities
	Common Stock	$500,986,369	$—	$—	$500,986,369
	Short-Term Investments	21,393,075	—	—	21,393,075

	Total Investments in Securities	$522,379,444	$—	$—	$522,379,444

	Other Financial Instruments
	Long Futures Contracts — Unrealized Appreciation	$23,292	$—	$—	$23,292

Affiliate Table

	Number of Shares Held at 9/30/17	Value At 9/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/18	Value at 9/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	12,521,534	$12,521,534	$115,325,152	$106,453,611	$—	$—	21,393,075	$21,393,075	$232,535

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional U.S. Equity Fund	9

State Street Institutional Premier Growth Equity Fund

Management Discussion of Fund Performance — September 30, 2018 (Unaudited)

The State Street Institutional Premier Growth Equity Fund (the “Fund”) seeks to provide long-term growth of capital and future income by investing primarily in equity securities of large and medium sized companies. The Fund’s benchmarks are the S&P 500 Index and the Russell 1000 Growth Index (the “Indices”).

For the 12-month period ended September 30, 2018 (the “Reporting Period”), the total return for the Fund’s Investment Class was 19.64% and for the Fund’s Service Class was 19.37%, and the S&P 500 Index and the Russell 1000 Growth Index returned 17.91% and 26.30%, respectively. The Fund and Indices returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Indices are unmanaged and do not reflect fees and expenses of any kind, which would have a negative impact on returns.

While the Fund outperformed the S&P 500 Index, it struggled against the Russell 1000 Growth Index. Underexposure to high-momentum technology names, lack of exposure to high-flying internet stocks, and lagging stock selection within health care were primary drivers of Fund performance during the Reporting Period relative to the Russell 1000 Growth Index. In the past 12 months, momentum-driven technology and internet stocks have dominated a narrow market. The Fund has decreased technology and internet exposure during this period, as valuations have become rich (e.g., lightened up in Apple, Amazon, Visa and Salesforce.com). Therefore, the Fund didn’t benefit fully from the rally in technology and internet. Furthermore, as Netflix doubled over the Reporting Period, its lack of free-cash-flow generation didn’t fit our criteria for quality/sustainable growth stocks — and this underweight detracted from results. At the end of the Reporting Period — right after the Russell rebalance — technology represented the Fund’s largest absolute sector weighting, yet nearly a 390 basis point underweight vs. the Russell 1000 Growth Index. The manager’s valuation discipline has driven this underweight positioning. The single greatest performance detractor was also a technology stock: Applied Materials — a more attractively-valued semiconductor capital equipment stock. However, we maintain a differentiated view that semiconductor cycles are becoming more muted, due to secular growth in chip demand driven by artificial intelligence, internet-of-things, smart cars, smart homes and factory automation. In health care, Allergan was a key detractor, as it lost a key patent earlier than expected during the period. Alexion also lagged. We held these two positions as we believed the selling was overdone. Despite the 12-month underperformance, in 2018 calendar year-to-date health care has become a key contributor to performance, driven by improving sentiment and by rallies in Boston Scientific and Vertex in particular.

The Fund used E-Mini S&P 500 Futures in order to equitize cash during the Reporting Period. The Fund’s use of futures created a neutral impact to Fund performance relative to the Indices.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Amazon.com Inc., Apple, Inc. and Microsoft Corp. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Applied Materials, Inc., Liberty Global PLC-C and Albemarle Corp.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund

Performance Summary — September 30, 2018 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large and medium-sized companies (meaning companies with market capitalizations of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Top Ten Largest Holdings

as of September 30, 2018 (as a % of Fair Value) (a)(b)

Apple Inc.	6.94%
Microsoft Corp.	5.81%
Amazon.com Inc.	5.60%
Alphabet Inc., Class C	5.09%
Visa Inc., Class A	4.83%
The Walt Disney Co.	3.65%
United Rentals Inc.	3.53%
CME Group Inc.	3.45%
salesforce.com Inc.	3.41%
Alexion Pharmaceuticals Inc.	3.32%

Sector Allocation as of September 30, 2018

Portfolio composition as a % of Fair Value of $381,705 (in thousands) as of September 30, 2018 (a)(b)

Average Annual Total Return for the periods ended September 30, 2018

Investment Class Shares (Inception date: 10/29/99)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Premier Growth Equity	19.64%	14.78%	12.99%	$33,918
S&P 500 Index	17.91%	13.95%	11.97%	$30,962
Russell 1000 Growth Index	26.30%	16.58%	14.31%	$38,078

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Premier Growth Equity	19.37%	14.50%	12.71%	$33,080
S&P 500 Index	17.91%	13.95%	11.97%	$30,962
Russell 1000 Growth Index	26.30%	16.58%	14.31%	$38,078

State Street Institutional Premier Growth Equity Fund	11

State Street Institutional Premier Growth Equity Fund

Performance Summary, continued — September 30, 2018 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information. Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund

Understanding Your Fund’s Expenses — September 30, 2018 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2018.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$1,132.00	$1,023.20
Expenses paid during the period*	$2.03	$1.93

Service Class
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$1,130.50	$1,021.90
Expenses paid during the period*	$3.36	$3.19

*

Expenses are equal to the Fund’s annualized expense ratio of 0.38% for Investment Class shares and 0.63% for Service Class shares (for the period April 1, 2018-September 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional Premier Growth Equity Fund	13

State Street Institutional Premier Growth Equity Fund

Schedule of Investments — September 30, 2018

	Number of Shares	Fair Value $

Common Stock - 95.5%†
Application Software - 3.4%
salesforce.com Inc. (a)	81,842	13,015,333

Biotechnology - 7.3%
Alexion Pharmaceuticals Inc. (a)	91,093	12,662,838
Biogen Inc. (a)	17,219	6,083,645
Vertex Pharmaceuticals Inc. (a)	48,038	9,258,844

		28,005,327

Cable & Satellite - 4.8%
Charter Communications Inc., Class A (a)	32,915	10,726,340
Liberty Global PLC, Class C (a)	266,875	7,515,200

		18,241,540

Data Processing & Outsourced Services - 5.2%
Mastercard Inc., Class A	7,117	1,584,315
Visa Inc., Class A	122,762	18,425,349

		20,009,664

Electronic Components - 1.7%
Corning Inc.	178,629	6,305,604

Financial Exchanges & Data - 5.9%
CME Group Inc.	77,394	13,173,233
S&P Global Inc.	47,148	9,212,247

		22,385,480

Healthcare Distributors - 1.9%
Henry Schein Inc. (a)	83,799	7,125,429

Healthcare Equipment - 4.6%
Boston Scientific Corp. (a)	299,256	11,521,356
Medtronic PLC	59,958	5,898,068

		17,419,424

Healthcare Supplies - 2.4%
The Cooper Companies Inc. (j)	32,737	9,073,060

Interactive Media & Services - 9.1%
Alphabet Inc., Class A (a)	4,804	5,798,812
Alphabet Inc., Class C (a)	16,289	19,440,433
Facebook Inc., Class A (a)	59,246	9,743,597

		34,982,842

Internet & Direct Marketing Retail - 7.8%
Alibaba Group Holding Ltd. ADR (a)	28,467	4,690,223
Amazon.com Inc. (a)	10,675	21,382,025
Booking Holdings Inc. (a)	1,957	3,882,688

		29,954,936

	Number of Shares	Fair Value $
Investment Banking & Brokerage - 3.3%
The Charles Schwab Corp.	256,200	12,592,230

Movies & Entertainment - 3.6%
The Walt Disney Co.	119,204	13,939,716

Oil & Gas Equipment & Services - 1.4%
Schlumberger Ltd.	88,603	5,397,695

Pharmaceuticals - 2.8%
Allergan PLC	56,578	10,776,977

Regional Banks - 1.9%
First Republic Bank	74,725	7,173,600

Semiconductor Equipment - 2.4%
Applied Materials Inc.	234,850	9,076,952

Semiconductors - 1.4%
Broadcom Inc.	21,350	5,267,686

Soft Drinks - 3.0%
PepsiCo Inc.	102,717	11,483,761

Specialized REITs - 3.0%
American Tower Corp.	80,063	11,633,154

Specialty Chemicals - 1.3%
Albemarle Corp.	48,038	4,793,232

Systems Software - 6.9%
Microsoft Corp.	193,930	22,179,774
ServiceNow Inc. (a)	22,240	4,350,811

		26,530,585

Technology Hardware, Storage & Peripherals - 6.9%
Apple Inc.	117,283	26,475,464

Trading Companies & Distributors - 3.5%
United Rentals Inc. (a)	82,376	13,476,714

Total Common Stock (Cost $228,389,385)		365,136,405

Short-Term Investments - 4.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.01% (Cost $16,568,746) (d)(e)	16,568,746	16,568,746

Total Investments (Cost $244,958,131)		381,705,151

Other Assets and Liabilities, net - 0.2%		670,553

NET ASSETS - 100.0%		382,375,704

See Notes to Schedules of Investments and Notes to Financial Statements.

14	State Street Institutional Premier Growth Equity Fund

State Street Institutional Premier Growth Equity Fund

Schedule of Investments, continued — September 30, 2018

Other Information:

The Fund had the following long futures contracts open at September 30, 2018:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Depreciation

S&P 500 Emini Index Futures	December 2018	39	$5,731,671	$5,692,050	$(39,621)

During the period ended September 30, 2018, average notional value related to long and short futures contracts was $1,367,660 or 0.4% of net assets and $1,429,658 or 0.4% of net assets, respectively.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2018.

Fund	Investments	Level 1	Level 2	Level 3	Total
State Street Institutional Premier Growth Equity Fund	Investments in Securities
	Common Stock	$365,136,405	$—	$—	$365,136,405
	Short-Term Investments	16,568,746	—	—	16,568,746

	Total Investments in Securities	$381,705,151	$—	$—	$381,705,151

	Other Financial Instruments
	Long Futures Contracts — Unrealized Depreciation	$(39,621)	$—	$—	$(39,621)

Affiliate Table

	Number of Shares Held at 9/30/17	Value At 9/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/18	Value at 9/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	8,628,607	$8,628,607	$105,131,693	$97,191,554	$—	$—	16,568,746	$16,568,746	$177,501

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Premier Growth Equity Fund	15

State Street Institutional Small-Cap Equity Fund

Management Discussion of Fund Performance — September 30, 2018 (Unaudited)

The State Street Institutional Small-Cap Equity Fund (the “Fund”) seeks to provide long-term growth of capital by investing primarily in equity securities of small-cap companies. The Fund’s benchmark is the Russell 2000 Index (the “Index”).

For the 12-month period ended September 30, 2018 (the “Reporting Period”), the total return for the Fund’s Investment Class was 15.47%, for the Fund’s Service Class was 15.14% and for the Index was 15.24%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Champlain Investment Partners, LLC (“Champlain”), Palisade Capital Management, LLC (“Palisade”) and SouthernSun Asset Management, LLC (“SouthernSun”) were primary drivers of Fund performance during the Reporting Period relative to the Index. Champlain added to the overall return of the Fund through their focus on personalized healthcare investments and through cloud-based technology equities. Palisade drove positive returns for the Fund through investments in software-as-a-service based technology investments. Despite substantial outperformance from both of those investment sub-advisers, SouthernSun’s strategy underperformed by nearly 1,100 bps, offsetting much of the strong returns from Champlain and Palisade. SouthernSun lagged primarily from poor timing on security selection as three securities underperformed substantially over the last year. While the magnitude of underperformance from SouthernSun is sizable, it is not unexpected from an investment sub-adviser that tends to run portfolios with less than 20 securities. SouthernSun tends to be either the top or bottom performing sub-adviser in the Fund, and since inception has been a strong contributor of alpha.

The Fund used Russell 2000 e-Mini equity futures in order to hedge the un-invested cash in the Fund during the Reporting Period. The Fund’s use of Russell 2000 e-Mini equity futures did not contribute or detracted from relative performance, as the future tracks the Index and prevents volatility from cash sitting in the Fund, from an absolute standpoint the derivative positioning added to returns because the overall Index return was positive.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were New Relic, Okta and Qualys. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Diebold Nixdorf, Sarepta Therapeutics and Envision Healthcare.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

16	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Performance Summary — September 30, 2018 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Top Ten Largest Holdings

as of September 30, 2018 (as a % of Fair Value) (a)(b)

John Wiley & Sons Inc., Class A	1.17%
Ritchie Bros Auctioneers Inc.	1.03%
Darling Ingredients Inc.	1.02%
Sensient Technologies Corp.	1.01%
Blackbaud Inc.	1.00%
The Timken Co.	0.99%
Newfield Exploration Co.	0.95%
The Brink’s Co.	0.95%
Hill-Rom Holdings Inc.	0.88%
Clean Harbors Inc.	0.87%

Sector Allocation as of September 30, 2018

Portfolio composition as a % of Fair Value of $1,527,424 (in thousands) as of September 30, 2018 (a)(b)

Average Annual Total Return for the periods ended September 30, 2018

Investment Class Shares (Inception date: 8/3/98)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	15.47%	11.32%	12.03%	$31,129
Russell 2000 Index	15.24%	11.07%	11.11%	$28,686

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional Small-Cap Equity Fund	15.14%	11.04%	11.75%	$30,384
Russell 2000 Index	15.24%	11.07%	11.11%	$28,686

State Street Institutional Small-Cap Equity Fund	17

State Street Institutional Small-Cap Equity Fund

Performance Summary, continued — September 30, 2018 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information. Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

18	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Understanding Your Fund’s Expenses — September 30, 2018 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2018.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$1,131.50	$1,020.70
Expenses paid during the period*	$4.70	$4.46

Service Class
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$1,130.40	$1,019.40
Expenses paid during the period*	$6.03	$5.72

*

Expenses are equal to the Fund’s annualized expense ratio of 0.88% for Investment Class shares and 1.13% for Service Class shares (for the period April 1, 2018-September 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional Small-Cap Equity Fund	19

State Street Institutional Small-Cap Equity Fund

Schedule of Investments — September 30, 2018

	Number of Shares	Fair Value $

Common Stock - 93.5%†
Aerospace & Defense - 0.7%
Esterline Technologies Corp. (a)	17,214	1,565,613
Teledyne Technologies Inc. (a)	38,377	9,466,839

		11,032,452

Agricultural & Farm Machinery - 0.6%
AGCO Corp. (j)	153,872	9,353,879

Agricultural Products - 1.0%
Darling Ingredients Inc. (a)	810,563	15,660,077

Air Freight & Logistics - 0.3%
Air Transport Services Group Inc. (a)	23,500	504,545
Forward Air Corp.	16,800	1,204,560
Hub Group Inc., Class A (a)	51,933	2,368,145

		4,077,250

Airlines - 0.0%*
Hawaiian Holdings Inc.	15,300	613,530

Apparel Retail - 0.6%
American Eagle Outfitters Inc.	20,947	520,114
Burlington Stores Inc. (a)	20,383	3,320,798
Chico’s FAS Inc.	65,413	567,131
Tailored Brands Inc.	15,982	402,587
The Buckle Inc.	169,358	3,903,702

		8,714,332

Apparel, Accessories & Luxury Goods - 0.5%
G-III Apparel Group Ltd. (a)	153,266	7,385,889

Application Software - 5.5%
ACI Worldwide Inc. (a)	358,512	10,088,528
Blackbaud Inc.	151,347	15,358,693
Blackline Inc. (a)	59,806	3,377,245
Cornerstone OnDemand Inc. (a)	145,533	8,258,998
Envestnet Inc. (a)	34,000	2,072,300
Fair Isaac Corp. (a)	5,278	1,206,287
LogMeIn Inc.	68,500	6,103,350
MINDBODY Inc., Class A (a)	32,500	1,321,125
New Relic Inc. (a)	90,500	8,527,815
Paylocity Holding Corp. (a)	46,725	3,752,952
Q2 Holdings Inc. (a)	71,000	4,299,050
RealPage Inc. (a)	120,319	7,929,022
SS&C Technologies Holdings Inc.	116,200	6,603,646
Yext Inc. (a)	194,700	4,614,390
Zix Corp. (a)	194,000	1,076,700

		84,590,101

	Number of Shares	Fair Value $
Asset Management & Custody Banks - 0.1%
BrightSphere Investment Group PLC	52,248	647,875
Cohen & Steers Inc.	36,844	1,496,235

		2,144,110

Auto Parts & Equipment - 0.8%
American Axle & Manufacturing Holdings Inc. (a)	44,073	768,633
Cooper-Standard Holdings Inc. (a)	11,137	1,336,217
Gentherm Inc. (a)	22,927	1,042,032
LCI Industries	25,930	2,147,004
Standard Motor Products Inc.	64,704	3,184,731
Stoneridge Inc. (a)	70,527	2,096,063
Tenneco Inc.	13,184	555,574
Tower International Inc.	29,645	896,761

		12,027,015

Automobile Manufacturers - 0.6%
Thor Industries Inc.	103,796	8,687,725
Winnebago Industries Inc.	17,753	588,512

		9,276,237

Automotive Retail - 1.2%
America’s Car-Mart Inc. (a)	25,125	1,964,775
Asbury Automotive Group Inc. (a)	12,882	885,638
Group 1 Automotive Inc.	62,367	4,047,618
Monro Inc.	43,984	3,061,286
Murphy USA Inc. (a)	106,114	9,068,503

		19,027,820

Biotechnology - 0.7%
Repligen Corp. (a)	187,497	10,398,584

Brewers - 0.2%
Craft Brew Alliance Inc. (a)	7,581	123,949
The Boston Beer Company Inc., Class A (a)	12,500	3,593,750

		3,717,699

Building Products - 0.7%
American Woodmark Corp. (a)(j)	10,146	795,954
Apogee Enterprises Inc.	24,080	994,985
Builders FirstSource Inc. (a)	102,988	1,511,864
Continental Building Products Inc. (a)	22,758	854,563
Masonite International Corp. (a)	7,116	456,136
NCI Building Systems Inc. (a)	50,320	762,348
Patrick Industries Inc. (a)	16,200	959,040

See Notes to Schedules of Investments and Notes to Financial Statements.

20	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

Trex Company Inc. (a)	24,638	1,896,633
Universal Forest Products Inc.	76,961	2,719,032

		10,950,555

Commercial Printing - 0.1%
Deluxe Corp.	21,491	1,223,698

Commodity Chemicals - 0.2%
AdvanSix Inc. (a)(j)	32,172	1,092,239
Koppers Holdings Inc. (a)	19,239	599,295
Trinseo S.A.	18,854	1,476,268

		3,167,802

Communications Equipment - 0.4%
ADTRAN Inc. (j)	64,150	1,132,248
Ciena Corp. (a)	59,475	1,857,999
Extreme Networks Inc. (a)	88,100	482,788
Lumentum Holdings Inc. (a)	26,174	1,569,131
NETGEAR Inc. (a)	7,107	446,675
Plantronics Inc.	9,258	558,257

		6,047,098

Construction & Engineering - 1.6%
Aegion Corp. (a)(j)	460,768	11,694,292
Dycom Industries Inc. (a)	138,480	11,715,408
EMCOR Group Inc.	11,477	862,037

		24,271,737

Construction Machinery & Heavy Trucks - 2.1%
Alamo Group Inc.	20,994	1,923,260
Astec Industries Inc.	32,118	1,619,068
Federal Signal Corp.	481,442	12,893,017
The Greenbrier Companies Inc.	16,215	974,522
Trinity Industries Inc.	338,461	12,401,211
Wabash National Corp.	98,189	1,789,985

		31,601,063

Construction Materials - 0.1%
Summit Materials Inc., Class A (a)	50,170	912,091

Consumer Electronics - 0.0%*
ZAGG Inc. (a)	37,600	554,600

Consumer Finance - 0.1%
Enova International Inc. (a)	78,662	2,265,466

Data Processing & Outsourced Services - 2.1%
Broadridge Financial Solutions Inc.	63,372	8,361,935
Cass Information Systems Inc.	11,729	763,792
CoreLogic Inc. (a)	126,327	6,241,817

	Number of Shares	Fair Value $
CSG Systems International Inc.	74,654	2,996,612
EVERTEC Inc.	48,618	1,171,694
MAXIMUS Inc.	13,752	894,705
NIC Inc.	195,148	2,888,190
Travelport Worldwide Ltd.	519,133	8,757,774

		32,076,519

Distillers & Vintners - 0.1%
MGP Ingredients Inc.	25,295	1,997,799

Distributors - 0.5%
LKQ Corp. (a)	240,257	7,608,939

Diversified Metals & Mining - 0.4%
Compass Minerals International Inc.	71,581	4,810,243
Materion Corp.	15,757	953,299

		5,763,542

Diversified Real Estate Activities - 0.1%
The RMR Group Inc., Class A	11,700	1,085,760

Diversified REITs - 0.2%
American Assets Trust Inc.	40,965	1,527,585
Global Net Lease Inc.	56,078	1,169,226

		2,696,811

Diversified Support Services - 1.6%
Healthcare Services Group Inc.	167,330	6,796,945
Ritchie Bros Auctioneers Inc.	435,129	15,721,211
UniFirst Corp.	9,305	1,615,813

		24,133,969

Education Services - 0.5%
Grand Canyon Education Inc. (a)	10,200	1,150,560
K12 Inc. (a)	324,193	5,738,216

		6,888,776

Electric Utilities - 0.9%
ALLETE Inc.	18,375	1,378,309
IDACORP Inc.	123,826	12,287,254

		13,665,563

Electrical Components & Equipment - 0.4%
Atkore International Group Inc. (a)	32,155	853,072
EnerSys	17,253	1,503,254
Generac Holdings Inc. (a)	16,455	928,227
Regal Beloit Corp.	26,932	2,220,543

		5,505,096

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	21

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

Electronic Components - 1.3%
Belden Inc.	163,370	11,666,252
Littelfuse Inc.	39,412	7,799,241
Vishay Intertechnology Inc.	41,099	836,364

		20,301,857

Electronic Equipment & Instruments - 0.6%
Control4 Corp. (a)	22,000	755,260
National Instruments Corp.	48,292	2,333,952
Zebra Technologies Corp., Class A (a)	34,179	6,043,873

		9,133,085

Electronic Manufacturing Services - 0.4%
KEMET Corp. (a)	44,961	834,026
Methode Electronics Inc.	22,303	807,369
Plexus Corp. (a)	24,424	1,429,048
Sanmina Corp. (a)	49,186	1,357,534
TTM Technologies Inc. (a)	65,787	1,046,671

		5,474,648

Environmental & Facilities Services - 0.9%
Casella Waste Systems Inc., Class A (a)	32,100	997,026
Clean Harbors Inc. (a)	186,305	13,335,712

		14,332,738

Food Distributors - 0.6%
Performance Food Group Co. (a)	168,479	5,610,351
SpartanNash Co.	215,452	4,321,967

		9,932,318

Food Retail - 0.1%
Casey’s General Stores Inc.	7,807	1,007,962
Sprouts Farmers Market Inc. (a)	43,000	1,178,630

		2,186,592

Footwear - 1.0%
Deckers Outdoor Corp. (a)	45,457	5,390,291
Skechers U.S.A. Inc., Class A (a)	32,874	918,171
Wolverine World Wide Inc.	220,292	8,602,402

		14,910,864

Forest Products - 0.1%
Boise Cascade Co.	29,281	1,077,541
Louisiana-Pacific Corp.	32,444	859,441

		1,936,982

Gas Utilities - 0.3%
Chesapeake Utilities Corp.	8,667	727,161

	Number of Shares	Fair Value $
South Jersey Industries Inc.	69,013	2,434,089
Spire Inc.	19,925	1,465,484

		4,626,734

Health Care REITs - 0.1%
CareTrust REIT Inc.	66,301	1,174,191

Healthcare Distributors - 0.0%*
Owens & Minor Inc.	28,054	463,452

Healthcare Equipment - 5.0%
Cantel Medical Corp.	17,000	1,565,020
Cardiovascular Systems Inc. (a)	207,500	8,121,550
CONMED Corp.	124,500	9,862,890
Hill-Rom Holdings Inc.	141,821	13,387,902
Insulet Corp. (a)	62,000	6,568,900
Integer Holdings Corp. (a)	9,990	828,671
Integra LifeSciences Holdings Corp. (a)	200,000	13,174,000
IntriCon Corp. (a)	26,324	1,479,409
LivaNova PLC (a)	13,466	1,669,380
Masimo Corp. (a)	26,000	3,238,040
NuVasive Inc. (a)	133,000	9,440,340
Orthofix Medical Inc. (a)	26,872	1,553,470
Penumbra Inc. (a)	39,000	5,838,300
Varex Imaging Corp. (a)	9,296	266,423

		76,994,295

Healthcare Facilities - 0.5%
Acadia Healthcare Company Inc. (a)(j)	163,050	5,739,360
Select Medical Holdings Corp. (a)	54,053	994,575
Tenet Healthcare Corp. (a)	17,854	508,125

		7,242,060

Healthcare Services - 1.4%
Addus HomeCare Corp. (a)	13,400	940,010
Amedisys Inc. (a)	18,800	2,349,248
AMN Healthcare Services Inc. (a)	22,588	1,235,564
BioTelemetry Inc. (a)	73,605	4,743,842
Chemed Corp.	3,520	1,124,922
Diplomat Pharmacy Inc. (a)	154,497	2,998,787
MEDNAX Inc. (a)	132,669	6,190,335
RadNet Inc. (a)	87,000	1,309,350

		20,892,058

Healthcare Supplies - 0.9%
Avanos Medical Inc. (a)	134,000	9,179,000
Endologix Inc. (a)	388,135	741,338
ICU Medical Inc. (a)	3,600	1,017,900

See Notes to Schedules of Investments and Notes to Financial Statements.

22	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

Lantheus Holdings Inc. (a)	55,100	823,745
Merit Medical Systems Inc. (a)	34,927	2,146,264

		13,908,247

Healthcare Technology - 2.0%
HMS Holdings Corp. (a)	333,126	10,929,864
Medidata Solutions Inc. (a)	93,000	6,817,830
NextGen Healthcare Inc. (a)	18,516	371,801
Omnicell Inc. (a)	101,623	7,306,694
Teladoc Health Inc. (a)	67,000	5,785,450

		31,211,639

Home Building - 0.3%
KB Home	32,345	773,369
LGI Homes Inc. (a)	24,173	1,146,767
TopBuild Corp. (a)	37,611	2,137,057

		4,057,193

Home Furnishing Retail - 0.7%
Aaron’s Inc. (j)	177,284	9,654,887
RH (a)	11,031	1,445,171

		11,100,058

Hotel & Resort REITs - 0.5%
Ashford Hospitality Trust Inc.	84,115	537,495
Chatham Lodging Trust	60,306	1,259,792
RLJ Lodging Trust	282,555	6,224,687

		8,021,974

Hotels, Resorts & Cruise Lines - 0.8%
Extended Stay America Inc.	606,660	12,272,732
Hilton Grand Vacations Inc. (a)	15,253	504,874

		12,777,606

Household Appliances - 0.8%
Helen of Troy Ltd. (a)	88,732	11,615,019

Housewares & Specialties - 0.0%*
Tupperware Brands Corp.	11,876	397,252

Human Resource & Employment Services - 0.4%
Barrett Business Services Inc.	8,700	580,986
Heidrick & Struggles International Inc.	19,400	656,690
Insperity Inc.	24,977	2,946,037
Kforce Inc.	33,400	1,255,840

		5,439,553

Industrial Machinery - 7.5%
Actuant Corp., Class A (j)	429,101	11,971,918
Altra Industrial Motion Corp. (j)	148,290	6,124,377
Barnes Group Inc.	118,746	8,434,528

	Number of Shares	Fair Value $
Crane Co.	93,477	9,193,463
Franklin Electric Company Inc.	32,402	1,530,995
Harsco Corp. (a)	22,669	647,200
Hillenbrand Inc.	20,253	1,059,232
John Bean Technologies Corp.	84,500	10,080,850
Kennametal Inc.	40,697	1,772,761
LB Foster Co., Class A (a)	37,452	769,639
Lydall Inc. (a)	111,500	4,805,650
Mueller Industries Inc.	196,229	5,686,716
Standex International Corp.	56,500	5,890,125
The Timken Co.	302,660	15,087,601
TriMas Corp. (a)	113,000	3,435,200
Watts Water Technologies Inc., Class A	62,930	5,223,190
Welbilt Inc. (a)	513,400	10,719,792
Woodward Inc.	154,729	12,511,387

		114,944,624

Industrial REITs - 0.6%
EastGroup Properties Inc.	44,900	4,293,338
Gramercy Property Trust	80,749	2,215,753
Rexford Industrial Realty Inc.	29,270	935,469
STAG Industrial Inc.	78,972	2,171,730

		9,616,290

Interactive Media & Services - 0.1%
Care.com Inc. (a)	51,430	1,137,117

Internet & Direct Marketing Retail - 0.1%
Stamps.com Inc. (a)	4,700	1,063,140

Internet Services & Infrastructure - 0.6%
Okta Inc. (a)	131,500	9,252,340

Investment Banking & Brokerage - 1.0%
BGC Partners Inc., Class A	68,600	810,852
Evercore Inc., Class A	9,906	996,048
Greenhill & Company Inc.	35,722	941,275
Houlihan Lokey Inc.	32,183	1,445,982
Piper Jaffray Cos.	26,043	1,988,383
Raymond James Financial Inc.	76,922	7,080,670
Stifel Financial Corp.	34,945	1,791,281

		15,054,491

IT Consulting & Other Services - 0.2%
Perficient Inc. (a)	41,811	1,114,263
Science Applications International Corp.	10,765	867,659
The Hackett Group Inc.	46,800	943,020

		2,924,942

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	23

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

Leisure Products - 0.7%
Acushnet Holdings Corp.	4,444	121,899
Malibu Boats Inc., Class A (a)	24,800	1,357,056
MCBC Holdings Inc. (a)	41,900	1,503,372
Polaris Industries Inc.	75,350	7,606,582

		10,588,909

Life & Health Insurance - 0.1%
Trupanion Inc. (a)	50,989	1,821,837

Life Sciences Tools & Services - 1.8%
Bruker Corp.	176,468	5,902,855
ICON PLC (a)	65,456	10,063,860
Medpace Holdings Inc. (a)	17,900	1,072,389
PRA Health Sciences Inc. (a)	14,300	1,575,717
Syneos Health Inc. (a)	187,808	9,681,502

		28,296,323

Managed Healthcare - 0.0%*
Magellan Health Inc. (a)	9,200	662,860

Marine - 0.1%
Kirby Corp. (a)	10,661	876,867
Matson Inc.	25,919	1,027,429

		1,904,296

Multi-Line Insurance - 0.4%
Horace Mann Educators Corp. (j)	103,906	4,665,379
National General Holdings Corp.	37,300	1,001,132

		5,666,511

Multi-Utilities - 0.1%
Black Hills Corp.	32,356	1,879,560

Office REITs - 0.8%
Brandywine Realty Trust	101,088	1,589,103
Corporate Office Properties Trust	48,814	1,456,122
Cousins Properties Inc.	919,211	8,171,786
Franklin Street Properties Corp.	103,783	829,226

		12,046,237

Office Services & Supplies - 0.9%
Herman Miller Inc.	24,500	940,800
HNI Corp.	24,267	1,073,572
Knoll Inc.	32,085	752,393
MSA Safety Inc.	87,081	9,268,902
Steelcase Inc., Class A	62,841	1,162,558

		13,198,225

	Number of Shares	Fair Value $
Oil & Gas Drilling - 0.1%
Nabors Industries Ltd.	191,263	1,178,180

Oil & Gas Equipment & Services - 1.0%
C&J Energy Services Inc. (a)	70,308	1,462,406
Cactus Inc., Class A (a)	30,436	1,165,090
Forum Energy Technologies Inc. (a)	311,248	3,221,417
Keane Group Inc. (a)	23,595	291,870
Natural Gas Services Group Inc. (a)	51,043	1,077,007
Oil States International Inc. (a)	212,963	7,070,372
ProPetro Holding Corp. (a)	63,507	1,047,231

		15,335,393

Oil & Gas Exploration & Production - 2.5%
Callon Petroleum Co. (a)	185,437	2,223,390
Carrizo Oil & Gas Inc. (a)	201,509	5,078,027
Gulfport Energy Corp. (a)	97,600	1,016,016
Newfield Exploration Co. (a)	505,880	14,584,520
Oasis Petroleum Inc. (a)	147,471	2,091,139
PDC Energy Inc. (a)	17,393	851,561
Range Resources Corp.	28,175	478,693
Ring Energy Inc. (a)	115,255	1,142,177
Rosehill Resources Inc. (a)	59,475	362,797
SM Energy Co.	287,058	9,050,939
WildHorse Resource Development Corp. (a)	63,970	1,512,251

		38,391,510

Oil & Gas Refining & Marketing - 0.1%
Renewable Energy Group Inc. (a)	32,700	941,760

Packaged Foods & Meats - 2.6%
B&G Foods Inc.	254,500	6,986,025
Calavo Growers Inc.	8,539	824,868
Hostess Brands Inc. (a)	543,500	6,016,545
J&J Snack Foods Corp.	14,000	2,112,460
John B Sanfilippo & Son Inc.	6,901	492,593
Sanderson Farms Inc.	120,289	12,434,274
The Simply Good Foods Co. (a)	254,900	4,957,805
TreeHouse Foods Inc. (a)	119,000	5,694,150

		39,518,720

Paper Products - 0.2%
Neenah Inc.	16,671	1,438,707
Verso Corp., Class A (a)	32,953	1,109,528

		2,548,235

Personal Products - 0.4%
elf Beauty Inc. (a)	311,600	3,966,668

See Notes to Schedules of Investments and Notes to Financial Statements.

24	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

USANA Health Sciences Inc. (a)	11,958	1,441,537

		5,408,205

Pharmaceuticals - 1.9%
Assertio Therapeutics Inc. (a)	85,500	502,740
Catalent Inc. (a)	166,515	7,584,758
Endo International PLC (a)	48,700	819,621
Horizon Pharma PLC (a)	61,500	1,204,170
Innoviva Inc. (a)	56,900	867,156
Phibro Animal Health Corp., Class A	26,500	1,136,850
Prestige Consumer Healthcare Inc. (a)	274,148	10,387,468
Supernus Pharmaceuticals Inc. (a)	135,900	6,842,565

		29,345,328

Property & Casualty Insurance - 2.1%
AMERISAFE Inc.	82,991	5,141,292
Argo Group International Holdings Ltd.	167,159	10,539,375
James River Group Holdings Ltd.	46,500	1,981,830
RLI Corp.	70,719	5,557,099
The Navigators Group Inc.	109,500	7,566,450
Universal Insurance Holdings Inc.	19,216	932,937

		31,718,983

Publishing - 1.2%
John Wiley & Sons Inc., Class A	293,845	17,807,007

Railroads - 0.7%
Genesee & Wyoming Inc., Class A (a)	121,646	11,068,569

Regional Banks - 8.5%
1st Source Corp.	23,612	1,242,463
BankUnited Inc.	13,419	475,033
Banner Corp.	15,654	973,209
Bryn Mawr Bank Corp.	75,000	3,517,500
Cadence BanCorp	89,848	2,346,830
Camden National Corp.	27,166	1,180,091
Cathay General Bancorp	45,494	1,885,271
Chemical Financial Corp.	35,722	1,907,555
Columbia Banking System Inc.	45,588	1,767,447
Community Bank System Inc.	70,500	4,305,435
Cullen/Frost Bankers Inc.	63,206	6,601,235
CVB Financial Corp.	195,500	4,363,560

	Number of Shares	Fair Value $
Enterprise Financial Services Corp.	31,841	1,689,165
Equity Bancshares Inc., Class A (a)	21,929	860,933
First Financial Bankshares Inc.	43,500	2,570,850
First Interstate BancSystem Inc., Class A	47,365	2,121,952
Fulton Financial Corp.	356,572	5,936,924
German American Bancorp Inc.	103,500	3,651,480
Hancock Whitney Corp.	19,655	934,595
Home BancShares Inc.	85,049	1,862,573
IBERIABANK Corp.	101,240	8,235,874
Independent Bank Corp.	65,000	5,369,000
Lakeland Financial Corp.	15,523	721,509
LegacyTexas Financial Group Inc.	55,389	2,359,571
Origin Bancorp Inc.	32,866	1,237,405
Pinnacle Financial Partners Inc.	29,550	1,777,433
Prosperity Bancshares Inc.	164,470	11,405,994
Renasant Corp.	234,409	9,659,995
Sandy Spring Bancorp Inc.	38,361	1,507,971
Simmons First National Corp., Class A	64,219	1,891,250
Stock Yards Bancorp Inc.	70,000	2,541,000
UMB Financial Corp.	112,000	7,940,800
Umpqua Holdings Corp.	94,573	1,967,118
Union Bankshares Corp.	41,239	1,588,939
United Community Banks Inc.	58,165	1,622,222
Washington Trust Bancorp Inc.	66,500	3,677,450
Westamerica Bancorporation	108,064	6,501,130
Western Alliance Bancorp (a)	160,842	9,150,301
Wintrust Financial Corp.	15,476	1,314,531

		130,663,594

Reinsurance - 0.0%*
Maiden Holdings Ltd.	55,500	158,175

Research & Consulting Services - 0.3%
Resources Connection Inc.	291,758	4,843,183

Restaurants - 1.2%
BJ’s Restaurants Inc.	20,100	1,451,220
Bloomin’ Brands Inc.	18,400	364,136
Brinker International Inc.	22,235	1,039,042
Cracker Barrel Old Country Store Inc.	19,033	2,800,325
Dave & Buster’s Entertainment Inc.	13,100	867,482
El Pollo Loco Holdings Inc. (a)	116,500	1,462,075
Red Robin Gourmet Burgers Inc. (a)	26,356	1,058,194

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	25

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

Ruth’s Hospitality Group Inc.	38,300	1,208,365
Texas Roadhouse Inc.	72,280	5,008,281
The Cheesecake Factory Inc.	52,980	2,836,549

		18,095,669

Retail REITs - 0.1%
Retail Opportunity Investments Corp.	103,659	1,935,313

Security & Alarm Services - 0.9%
The Brink’s Co.	207,383	14,464,964

Semiconductor Equipment - 0.7%
Advanced Energy Industries Inc. (a)(j)	25,922	1,338,871
Amkor Technology Inc. (a)	83,600	617,804
Entegris Inc.	26,700	772,965
Ichor Holdings Ltd. (a)	98,783	2,017,149
MKS Instruments Inc.	13,000	1,041,950
Nanometrics Inc. (a)	25,300	949,256
Rudolph Technologies Inc. (a)	118,442	2,895,907
Versum Materials Inc.	18,095	651,601

		10,285,503

Semiconductors - 0.6%
Cirrus Logic Inc. (a)	11,273	435,138
Semtech Corp. (a)	153,558	8,537,825
SMART Global Holdings Inc. (a)	28,200	810,468

		9,783,431

Soft Drinks - 0.2%
Cott Corp.	153,940	2,486,131

Specialized Consumer Services - 0.1%
Weight Watchers International Inc. (a)	14,744	1,061,421

Specialized REITs - 0.3%
CoreSite Realty Corp.	33,414	3,713,632
PotlatchDeltic Corp.	38,855	1,591,112

		5,304,744

Specialty Chemicals - 4.0%
Chase Corp.	6,850	823,027
Ferro Corp. (a)	62,467	1,450,484
HB Fuller Co.	189,140	9,772,864
Ingevity Corp. (a)	84,418	8,600,506
Innospec Inc.	81,500	6,255,125
Minerals Technologies Inc.	20,039	1,354,636
PolyOne Corp.	198,155	8,663,337
PQ Group Holdings Inc. (a)	29,831	521,148

	Number of Shares	Fair Value $
Quaker Chemical Corp.	41,835	8,459,455
Sensient Technologies Corp.	200,959	15,375,373

		61,275,955

Specialty Stores - 0.4%
Hibbett Sports Inc. (a)	65,000	1,222,000
Sally Beauty Holdings Inc. (a)	305,249	5,613,529

		6,835,529

Steel - 0.4%
Carpenter Technology Corp.	42,034	2,477,904
Commercial Metals Co.	170,649	3,501,718

		5,979,622

Systems Software - 1.0%
OneSpan Inc. (a)	73,271	1,395,813
Progress Software Corp.	23,300	822,257
Qualys Inc. (a)	78,500	6,994,350
Talend S.A. ADR (a)	79,000	5,509,460

		14,721,880

Technology Distributors - 0.2%
ePlus Inc. (a)	10,700	991,890
SYNNEX Corp.	8,326	705,212
Tech Data Corp. (a)	24,248	1,735,430

		3,432,532

Technology Hardware, Storage & Peripherals - 0.9%
Diebold Nixdorf Inc.	648,468	2,918,106
NCR Corp. (a)	30,697	872,102
Pure Storage Inc., Class A (a)	389,270	10,101,556

		13,891,764

Thrifts & Mortgage Finance - 0.6%
Axos Financial Inc. (a)	27,394	942,080
Essent Group Ltd. (a)	24,485	1,083,461
HomeStreet Inc. (a)	20,871	553,081
Kearny Financial Corp.	42,736	591,894
NMI Holdings Inc., Class A (a)	44,500	1,007,925
Walker & Dunlop Inc.	18,395	972,728
WSFS Financial Corp.	79,443	3,745,737

		8,896,906

Tires & Rubber - 0.1%
Cooper Tire & Rubber Co.	71,405	2,020,761

Tobacco - 0.1%
Turning Point Brands Inc.	26,702	1,107,065

Trading Companies & Distributors - 0.8%
Applied Industrial Technologies Inc.	129,922	10,166,397

See Notes to Schedules of Investments and Notes to Financial Statements.

26	State Street Institutional Small-Cap Equity Fund

State Street Institutional Small-Cap Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

BMC Stock Holdings Inc. (a)	41,100	766,515
GMS Inc. (a)	24,961	579,095

		11,512,007

Trucking - 0.7%
Avis Budget Group Inc. (a)	23,300	748,862
Marten Transport Ltd.	60,690	1,277,525
Old Dominion Freight Line Inc.	42,601	6,869,837
Saia Inc. (a)	14,122	1,079,626

		9,975,850

Total Common Stock (Cost $1,045,201,174)		1,430,617,865

	Number of Shares	Fair Value $
Short-Term Investments - 6.3%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.01% (Cost $96,806,112) (d)(e)	96,806,112	96,806,112

Total Investments (Cost $1,142,007,286)		1,527,423,977

Other Assets and Liabilities, net - 0.2%		3,821,498

NET ASSETS - 100.0%		1,531,245,475

Other Information:

The Fund had the following long futures contracts open at September 30, 2018:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Depreciation

CME E-mini Russell 2000 Index Futures	December 2018	258	$22,055,240	$21,940,320	$(114,920)

During the period ended September 30, 2018, average notional value related to futures contracts was $22,847,318 or 1.5% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2018.

Fund	Investments	Level 1	Level 2	Level 3	Total

State Street Institutional Small-Cap Equity Fund	Investments in Securities
	Common Stock	$1,430,617,865	$—	$—	$1,430,617,865
	Short-Term Investments	96,806,112	—	—	96,806,112

	Total Investments in Securities	$1,527,423,977	$—	$—	$1,527,423,977

	Other Financial Instruments
	Long Futures Contracts — Unrealized Depreciation	$(114,920)	$—	$—	$(114,920)

Affiliate Table

	Number of Shares Held at 9/30/17	Value At 9/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/18	Value at 9/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	78,324,730	$78,324,730	$674,266,526	$655,785,144	$—	$—	96,806,112	$96,806,112	$1,260,300

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional Small-Cap Equity Fund	27

State Street Institutional International Equity Fund

Management Discussion of Fund Performance — September 30, 2018 (Unaudited)

The State Street Institutional International Equity Fund (the “Fund”) seeks to provide long-term growth of capital by investing primarily in equity securities of companies located in both developed and emerging market countries outside of the United States. The Fund’s benchmark is the MSCI EAFE Index (the “Index”).

For the 12-month period ended September 30, 2018 (the “Reporting Period”), the total return for the Fund’s Investment Class was 1.01%, for the Fund’s Service Class was 0.75% and for the Index was 2.74%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Underperformance in pharmaceuticals, a drop in French auto-supplier Valeo, and on the positive side, both an overweight and outperformance in Japan were primary drivers of Fund performance during the Reporting Period relative to the Index. In the pharmaceutical space, the Fund underperformed the Index driven in large part by its holding in Bayer. Bayer, a German healthcare and chemicals company, dropped in the wake of a negative lawsuit verdict related to Roundup weed killer, a product of Monsanto, a company that Bayer recently acquired. The clinical link between Roundup and cancer is not definitive and the verdict is under appeal, but this, and other related lawsuits, have impacted the stock price. Our view is that Bayer remains a strong growth story and the market reaction to the lawsuits exceeds our projection of its worst-case liability. We continued to hold Bayer as of quarter-end. Valeo’s stock has dropped amid a generally challenging environment for the automobile industry, which has been hit with the escalating trade war in which automobiles are a primary target and new euro-area emissions regulations which have been costly to comply with. These factors have impacted Valeo’s results. Longer-term we are positive on Valeo based on its strong market position in many of the trends that are transforming the automobile industry including increasing electrification and safety. Japan was a positive for the portfolio over the last year. We have had a positive view on Japan for a number of years based on the many improvements we are seeing at a company level from Prime Minister Shinzo Abe’s reform initiatives. Japan outperformed the Index significantly over the last twelve months, a benefit to the Fund which is overweight in the country. In addition, the Fund’s Japanese stocks across a wide range of industries outperformed the broader Japanese market by more than 3% during this period further adding to the benefit.

The Fund used index futures in order to efficiently manage cash flows due to subscriptions and redemptions during the Reporting Period. The Fund’s use of index futures slightly contributed to Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Equinor, Daikin Industries and Kao Corporation. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Bayer AG, Valeo SA and ING Groep NV.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

28	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund

Performance Summary — September 30, 2018 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily (meaning at least 65%) in companies located in both developed and emerging market countries outside the United States.

Top Ten Largest Holdings

as of September 30, 2018 (as a % of Fair Value) (a)(b)

Nestle S.A.	3.62%
Daikin Industries Ltd.	2.57%
SAP SE	2.52%
ASML Holding N.V.	2.38%
AIA Group Ltd.	2.31%
Roche Holding AG	2.27%
Mitsubishi UFJ Financial Group Inc.	2.25%
AstraZeneca PLC	2.23%
Equinor ASA	2.22%
BNP Paribas S.A.	2.16%

Regional Allocation as of September 30, 2018

Portfolio composition as a % of Fair Value of $1,110,751 (in thousands) as of September 30, 2018 (a)(b)

Average Annual Total Return for the periods ended September 30, 2018

Investment Class Shares (Inception date: 11/25/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional International Equity Fund	1.01%	2.88%	3.27%	$13,799
MSCI EAFE Index	2.74%	4.42%	5.38%	$16,888

Service Class Shares (Inception date: 1/3/01)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Institutional International Equity Fund	0.75%	2.64%	3.01%	$13,453
MSCI EAFE Index	2.74%	4.42%	5.38%	$16,888

State Street Institutional International Equity Fund	29

State Street Institutional International Equity Fund

Performance Summary, continued — September 30, 2018 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund

Performance Summary — September 30, 2018 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2018.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$978.80	$1,022.20
Expenses paid during the period*	$2.83	$2.89

Service Class
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$977.20	$1,021.00
Expenses paid during the period*	$4.06	$4.15

*

Expenses are equal to the Fund’s annualized expense ratio of 0.57% for Investment Class shares and 0.82% for Service Class shares (for the period April 1, 2018-September 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Institutional International Equity Fund	31

State Street Institutional International Equity Fund

Schedule of Investments — September 30, 2018

	Number of Shares	Fair Value $

Common Stock - 94.9%†
Australia - 0.7%
Suncorp Group Ltd. (j)	719,698	7,529,867

Belgium - 1.4%
Anheuser-Busch InBev S.A.	172,192	15,044,070

Canada - 1.8%
Brookfield Asset Management Inc., Class A	133,629	5,943,317
Cenovus Energy Inc.	558,528	5,604,292
Seven Generations Energy Ltd., Class A (a)	711,047	8,471,394

		20,019,003

China - 1.0%
New Oriental Education & Technology Group Inc. ADR	149,281	11,048,287

France - 12.5%
Air Liquide S.A.	178,831	23,533,784
Airbus SE	157,366	19,773,198
AXA S.A. (j)	629,519	16,926,957
BNP Paribas S.A.	391,010	23,938,665
Schneider Electric SE	269,133	21,663,031
Valeo S.A.	328,341	14,263,160
Vivendi S.A.	742,726	19,125,525

		139,224,320

Germany - 10.4%
Bayer AG	245,148	21,785,403
Fresenius SE & Company KGaA	98,932	7,266,875
HeidelbergCement AG	183,926	14,381,569
Infineon Technologies AG	645,591	14,674,636
KION Group AG	170,196	10,465,316
SAP SE	227,199	27,972,503
Wacker Chemie AG	82,752	10,409,407
Zalando SE (a)	234,384	9,122,659

		116,078,368

Hong Kong - 2.3%
AIA Group Ltd.	2,876,602	25,696,748

India - 1.5%
ICICI Bank Ltd.	3,838,780	16,180,704

Ireland - 1.7%
Kerry Group PLC, Class A	173,018	19,141,471

Italy - 0.4%
Intesa Sanpaolo S.p.A. (j)	1,885,016	4,818,969

	Number of Shares	Fair Value $
Japan - 28.4%
Daikin Industries Ltd.	214,200	28,522,912
Disco Corp.	84,000	14,065,942
FANUC Corp.	92,049	17,358,714
Hoya Corp.	376,800	22,392,041
Kao Corp.	268,000	21,645,745
Keyence Corp.	38,100	22,131,778
Komatsu Ltd.	755,200	22,978,133
Mitsubishi UFJ Financial Group Inc.	4,011,700	25,044,649
Mitsui Fudosan Company Ltd.	772,525	18,288,680
Murata Manufacturing Company Ltd.	120,979	18,601,913
Nidec Corp.	126,974	18,271,691
Secom Company Ltd.	199,700	16,284,029
Sekisui House Ltd.	968,800	14,777,004
Shimano Inc.	64,500	10,397,456
SoftBank Group Corp.	190,001	19,186,613
Subaru Corp.	500,600	15,337,307
Tokio Marine Holdings Inc.	212,943	10,567,942

		315,852,549

Netherlands - 3.9%
ASML Holding N.V.	141,503	26,444,827
ING Groep N.V.	1,287,345	16,722,883

		43,167,710

Norway - 2.2%
Equinor ASA	873,435	24,615,737

Portugal - 1.7%
Galp Energia SGPS S.A.	977,095	19,395,362

South Africa - 0.4%
Naspers Ltd., Class N	21,373	4,608,971

Sweden - 3.1%
Assa Abloy AB, Class B	975,191	19,590,009
Hexagon AB, Class B	254,205	14,892,368

		34,482,377

Switzerland - 9.4%
Givaudan S.A.	6,814	16,832,701
Nestle S.A.	480,612	40,257,651
Novartis AG	264,230	22,830,684
Roche Holding AG	103,779	25,259,477

		105,180,513

Taiwan - 1.2%
Taiwan Semiconductor Manufacturing Company Ltd.	1,555,548	13,373,444

See Notes to Schedules of Investments and Notes to Financial Statements.

32	State Street Institutional International Equity Fund

State Street Institutional International Equity Fund

Schedule of Investments, continued — September 30, 2018

	Number of Shares	Fair Value $

United Kingdom - 10.9%
AstraZeneca PLC	317,945	24,723,555
BHP Billiton PLC	1,011,982	22,054,404
Prudential PLC	992,320	22,768,537
Smith & Nephew PLC	825,969	15,074,078
Smiths Group PLC	849,135	16,559,883
Vodafone Group PLC	9,356,911	20,072,086

		121,252,543

Total Common Stock (Cost $897,462,564)		1,056,711,013

	Number of Shares	Fair Value $
Short-Term Investments - 4.9%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.01% (Cost $54,039,876) (d)(e)	54,039,876	54,039,876

Total Investments (Cost $951,502,440)		1,110,750,889

Other Assets and Liabilities, net - 0.2%		2,322,461

NET ASSETS - 100.0%		1,113,073,350

Other Information:

The Fund had the following long futures contracts open at September 30, 2018:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

MSCI EAFE Mini Index Futures	December 2018	216	$21,197,620	$21,335,400	$137,780

During the period ended September 30, 2018, average notional value related to long and short futures contracts was $7,851,340 or 0.7% of net assets and $4,751,691 or 0.3% of net assets, respectively.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2018.

Fund	Investments	Level 1	Level 2	Level 3	Total
State Street Institutional International Equity Fund	Investments in Securities
	Common Stock	$1,056,711,013	$—	$—	$1,056,711,013
	Short-Term Investments	54,039,876	—	—	54,039,876

	Total Investments in Securities	$1,110,750,889	$—	$—	$1,110,750,889

	Other Financial Instruments
	Long Futures Contracts — Unrealized Appreciation	$137,780	$—	$—	$137,780

Affiliate Table

	Number of Shares Held at 9/30/17	Value At 9/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/18	Value at 9/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	61,540,289	$61,540,289	$384,486,041	$391,986,454	$—	$—	54,039,876	$54,039,876	$531,830

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Institutional International Equity Fund	33

State Street Active Core Bond Fund

Management Discussion of Fund Performance — September 30, 2018 (Unaudited)

The State Street Active Core Bond Fund (the “Fund”) seeks to provide maximum income consistent with prudent investment management and the preservation of capital by investing primarily in bonds and other debt securities. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

For the 12-month period ended September 30, 2018 (the “Reporting Period”), the total return for the Fund’s Investment Class was -1.35%, for the Fund’s Service Class was -1.51% and for the Index was -1.22%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Duration, which had a negative impact, and asset allocation and security selection, which each had a positive impact, were the primary drivers of Fund performance during the Reporting Period relative to the Index.

Our view through much of the year has been long rates are nearing a cyclical peak and short rates would continue to move higher. For 2018 the ten-year government interest rate has increased from 2.40% to 3.06% as of September 30, 2018, negatively impacting our duration positioning.

We also expected the credit and economic cycle would extend further, which it has. This has resulted in credit spreads trading in a range for most of this year, ending the current quarter at what we believe are close to lows in the range, albeit higher than the levels obtained in January 2018. This has produced positive excess returns from asset allocation lifting the Fund’s performance.

While our baseline remains mostly constructive, pricing largely reflects that and tail events (large idiosyncratic events creating volatility and risk aversion) are becoming increasing likely. Credit out-performed as expected by our baseline economic projection. Selection drove out-performance as our bottom-up fundamental underwriting assisted our portfolio construction process to select higher value securities.

The Fund used treasury futures, interest rate swaps and other derivatives in order to actively manage duration during the Reporting Period. The Fund’s use of these derivatives contributed to Fund liquidity and key rate exposure management versus utilizing cash instruments only.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

34	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Performance Summary — September 30, 2018 (Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Quality Ratings

as of September 30, 2018 as a % of Fair Value (a)(b)

Moody’s / S&P /Rating*	Percentage of Fair Value
Aaa / AAA	10.87%
Aa / AA	52.10%
A / A	7.89%
Baa / BBB	19.97%
Ba / BB and lower	8.76%
NR / Other	0.41%

Sector Allocation

Portfolio composition as a % of Fair Value of $231,443 (in thousands) as of September 30, 2018 (a)(b)

Average Annual Total Return for the periods ended September 30, 2018

Investment Class Shares (Inception date: 11/21/97)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Active Core Bond Fund	-1.35%	2.46%	3.92%	$14,686
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%	$14,482

Service Class Shares (Inception date: 9/30/05)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
State Street Active Core Bond Fund	-1.51%	2.21%	3.66%	$14,330
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%	$14,482

State Street Active Core Bond Fund	35

State Street Active Core Bond Fund

Performance Summary, continued — September 30, 2018 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund – Class G Shares

(b)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*

Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

36	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Understanding Your Fund’s Expenses — September 30, 2018 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees (for Service Class shares) and trustees’ fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2018.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Investment Class	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$998.10	$1,023.80
Expenses paid during the period*	$1.25	$1.27

Service Class
Actual Fund Return
Account value at the beginning of the period April 1, 2018	$1,000.00	$1,000.00
Account value at the end of the period September 30, 2018	$996.20	$1,022.60
Expenses paid during the period*	$2.50	$2.54

*

Expenses are equal to the Fund’s annualized expense ratio of 0.25% for Investment Class shares and 0.50% for Service Class shares (for the period April 1, 2018-September 30, 2018), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

State Street Active Core Bond Fund	37

State Street Active Core Bond Fund

Schedule of Investments September 30, 2018

	Principal Amount ($)	Fair Value $

Bonds and Notes - 98.5%†
U.S. Treasuries - 40.9%
U.S. Treasury Bonds
2.75%, 11/15/42	455,000	421,085
3.00%, 08/15/48	4,020,100	3,869,627
3.75%, 11/15/43 (j)	622,000	681,124
4.50%, 02/15/36 (j)	3,287,400	3,900,947
U.S. Treasury Notes
1.38%, 12/15/19 (j)	8,530,700	8,397,716
1.50%, 11/30/19	8,387,400	8,272,772
1.50%, 08/15/20 (j)	6,059,000	5,915,777
2.25%, 03/31/20 (j)	23,837,000	23,660,954
2.75%, 07/31/23	11,606,600	11,504,756
2.88%, 07/31/25 - 05/15/28	24,192,100	23,939,175

		90,563,933

Agency Mortgage Backed - 11.4%
Federal Home Loan Mortgage Corp.
4.50%, 06/01/33 - 02/01/35 (j)	9,849	10,267
5.00%, 07/01/35 (j)	86,786	92,650
5.50%, 05/01/20 - 04/01/39 (j)	213,773	231,346
6.00%, 07/01/19	402	403
6.00%, 05/01/20 - 11/01/37 (j)	363,777	394,814
6.50%, 08/01/29 - 10/01/33 (j)	1,176	1,295
7.00%, 06/01/29 - 08/01/36 (j)	52,716	57,966
7.50%, 01/01/30 - 09/01/33 (j)	1,895	2,004
8.00%, 11/01/30 (j)	11,928	12,754
8.50%, 04/01/30 (j)	13,351	15,979
9.50%, 04/01/21 (j)	10	10
Federal National Mortgage Assoc.
3.50%, 11/01/42 - 08/01/45 (j)	2,371,590	2,352,489
4.00%, 05/01/19 - 12/01/41 (j)	1,874,492	1,910,268
4.50%, 05/01/19 - 02/01/40 (j)	1,232,702	1,282,977
5.00%, 07/01/20 - 05/01/39 (j)	284,207	302,586
5.50%, 06/01/20 - 04/01/38 (j)	977,786	1,056,713
6.00%, 09/01/19 - 08/01/35 (j)	681,381	738,740
6.50%, 03/01/19 - 08/01/36 (j)	61,940	66,357
7.00%, 10/01/32 - 02/01/34 (j)	6,809	7,183
7.50%, 12/01/23 - 12/01/33 (j)	39,767	43,142
8.00%, 07/01/25 - 10/01/31 (j)	9,686	10,397
9.00%, 12/01/22 (j)	538	566
Federal National Mortgage Assoc. 1.25% + USD COF11 5.50%, 10/01/24 (h)(j)	5,473	5,649
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR 3.97%, 04/01/37 (h)(j)	2,327	2,382
Federal National Mortgage Assoc. TBA
2.50%, TBA (c)	1,000,000	964,513

	Principal Amount ($)	Fair Value $
3.00%, TBA (c)	3,310,725	3,221,528
3.50%, TBA (c)	3,199,000	3,147,957
4.00%, TBA (c)	900,000	908,757
4.50%, TBA (c)	700,000	722,022
Government National Mortgage Assoc.
4.00%, 01/20/41 - 04/20/43 (j)	1,971,170	2,021,163
4.50%, 08/15/33 - 05/20/40 (j)	359,439	375,429
5.00%, 08/15/33 (j)	26,090	27,225
6.00%, 04/15/27 - 09/15/36 (j)	175,042	190,607
6.50%, 04/15/19 - 09/15/36 (j)	76,407	81,706
7.00%, 10/15/27 - 10/15/36 (j)	38,009	41,567
7.50%, 01/15/23 - 11/15/31 (j)	3,500	3,593
8.00%, 05/15/30 - 09/15/30 (j)	369	395
9.00%, 12/15/21 (j)	284	298
3.00%, TBA (c)	2,399,000	2,323,036
3.50%, TBA (c)	2,599,000	2,583,567

		25,212,300

Agency Collateralized Mortgage Obligations - 0.2%
Federal Home Loan Mortgage Corp. 0.08%, 09/25/43 (g)(h)(j)	693,491	1,712
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/24 - 11/15/30 (g)(j)	387,493	31,429
5.50%, 06/15/33 (g)(j)	28,816	5,970
7.50%, 07/15/27 (g)(j)	3,144	668
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 4.44%, 08/15/25 (g)(h)(j)	149,360	7,906
Federal Home Loan Mortgage Corp. STRIPS
1.47%, 08/01/27 (d)(f)(j)	681	600
8.00%, 02/01/23 (g)	794	97
8.00%, 07/01/24 (g)(j)	1,418	224
Federal National Mortgage Assoc. REMIC
0.51%, 12/25/22 (d)(f)(j)	45	44
1.15%, 12/25/42 (g)(h)	130,068	4,978
5.00%, 02/25/40 - 09/25/40 (g)(j)	170,211	20,990
8.00%, 05/25/22 (g)(j)	2	24
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 3.78%, 07/25/38 (g)(h)(j)	54,629	6,853
Federal National Mortgage Assoc. REMIC 6.20% - 1 month USD LIBOR 3.98%, 06/25/48 (g)(h)	1,780,401	262,132

See Notes to Schedules of Investments and Notes to Financial Statements.

38	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Federal National Mortgage Assoc. STRIPS
1.87%, 12/25/34 (d)(f)(j)	12,873	10,912
4.50%, 08/25/35 - 01/25/36 (g)(j)	88,872	11,883
5.00%, 03/25/38 - 05/25/38 (g)(j)	49,285	11,192
5.50%, 12/25/33 (g)(j)	12,595	2,871
6.00%, 01/25/35 (g)(j)	53,130	11,583
7.50%, 11/25/23 (g)(j)	9,167	1,198
8.00%, 08/25/23 - 07/25/24 (g)(j)	4,292	632
8.50%, 07/25/22 (g)(j)	74	7
8.50%, 07/25/22 (g)**	2	—
9.00%, 05/25/22 (g)(j)	63	5
Government National Mortgage Assoc. REMIC
4.50%, 05/20/38 - 08/16/39 (g)(j)	121,013	10,252
5.00%, 09/20/38 (g)(j)	33,027	1,317
Government National Mortgage Assoc. REMIC 6.80% - 1 month USD LIBOR 4.64%, 01/16/40 (g)(h)(j)	246,561	45,017

		450,496

Asset Backed - 2.8%
American Express Credit Account Master Trust 2017-6 2.04%, 05/15/23 (j)	1,198,658	1,174,411
American Express Credit Account Master Trust 2018-1 2.67%, 10/17/22	495,000	492,945
American Express Credit Account Master Trust 2018-8 3.18%, 04/15/24	1,270,000	1,268,169
BA Credit Card Trust 2018-A1 2.70%, 07/17/23 (j)	432,000	427,473
BMW Floorplan Master Owner Trust 2018-1 3.15%, 05/15/23 (b)	298,000	297,196
Chase Funding Trust 2004-1 4.99%, 11/25/33 (i)(j)	183,410	183,410
Chase Issuance Trust 2015-A4 1.84%, 04/15/22	650,000	638,581
Citibank Credit Card Issuance Trust 2016-A1 1.75%, 11/19/21 (j)	1,668,000	1,646,550
Securitized Term Auto Receivables Trust 2018-1A 3.30%, 11/25/22 (b)	118,000	117,228

		6,245,963

	Principal Amount ($)	Fair Value $
Corporate Notes - 38.4%
21st Century Fox America Inc.
3.38%, 11/15/26 (j)	29,000	28,302
4.50%, 02/15/21 (j)	61,000	62,701
4.75%, 11/15/46 (j)	17,000	18,235
6.65%, 11/15/37 (j)	110,000	145,552
Abbott Laboratories
2.90%, 11/30/21 (j)	296,000	292,054
3.75%, 11/30/26 (j)	169,000	168,376
4.90%, 11/30/46 (j)	100,000	108,624
AbbVie Inc.
2.00%, 11/06/18 (j)	198,000	197,895
3.20%, 05/14/26 (j)	121,000	112,626
4.45%, 05/14/46 (j)	59,000	54,357
4.70%, 05/14/45 (j)	44,000	42,315
4.88%, 11/14/48 (j)	36,000	35,481
Acadia Healthcare Company Inc. 6.50%, 03/01/24 (j)	197,000	203,403
Activision Blizzard Inc. 2.30%, 09/15/21 (j)	362,000	351,307
AES Corp. 4.88%, 05/15/23 (j)	215,000	216,612
Aetna Inc. 3.50%, 11/15/24 (j)	155,000	151,322
Aflac Inc. 4.00%, 10/15/46 (j)	50,000	46,382
Alexandria Real Estate Equities Inc. 4.70%, 07/01/30 (j)	68,000	68,670
Alibaba Group Holding Ltd. 4.00%, 12/06/37 (j)	200,000	183,426
4.40%, 12/06/57 (j)	200,000	183,006
Alimentation Couche-Tard Inc.
2.70%, 07/26/22 (b)(j)	72,000	69,179
3.55%, 07/26/27 (b)(j)	54,000	50,762
4.50%, 07/26/47 (b)(j)	65,000	60,365
Allergan Finance LLC
3.25%, 10/01/22 (j)	131,000	128,625
4.63%, 10/01/42 (j)	16,000	15,132
Allergan Funding SCS
3.00%, 03/12/20 (j)	204,000	203,680
3.45%, 03/15/22 (j)	91,000	90,371
4.55%, 03/15/35 (j)	40,000	38,799
4.75%, 03/15/45 (j)	19,000	18,520
Allergan Sales LLC
5.00%, 12/15/21 (b)(j)	241,000	249,813
Altria Group Inc.
2.95%, 05/02/23 (j)	111,000	107,714
3.88%, 09/16/46 (j)	4,000	3,499
4.50%, 05/02/43 (j)	52,000	50,201
Amazon.com Inc.
2.80%, 08/22/24 (j)	79,000	76,262

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	39

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

3.15%, 08/22/27 (j)	39,000	37,390
3.88%, 08/22/37 (j)	40,000	39,123
4.05%, 08/22/47 (j)	53,000	52,100
4.25%, 08/22/57 (j)	67,000	66,864
Ameren Corp. 3.65%, 02/15/26 (j)	71,000	68,958
American Axle & Manufacturing Inc. 6.25%, 04/01/25 (j)	168,000	167,311
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (j)	136,000	135,472
4.13%, 07/01/24 (j)	80,000	79,411
American Express Co. 3.00%, 10/30/24 (j)	199,000	189,880
American International Group Inc.
4.50%, 07/16/44 (j)	137,000	130,094
6.40%, 12/15/20 (j)	61,000	64,891
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter) 5.75%, 04/01/48 (h)(j)	142,000	138,132
American Tower Corp. (REIT)
3.38%, 10/15/26 (j)	65,000	60,546
3.40%, 02/15/19 (j)	259,000	259,528
American Water Capital Corp. 2.95%, 09/01/27 (j)	128,000	119,638
Amgen Inc.
2.20%, 05/22/19 (j)	177,000	176,377
2.65%, 05/11/22 (j)	162,000	157,323
3.20%, 11/02/27 (j)	134,000	125,590
4.56%, 06/15/48 (j)	42,000	41,129
AMN Healthcare Inc. 5.13%, 10/01/24 (b)(j)	250,000	241,875
Anadarko Petroleum Corp.
4.85%, 03/15/21 (j)	65,000	66,727
6.20%, 03/15/40 (j)	60,000	66,712
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
5.20%, 12/01/47 (j)	42,000	41,625
5.25%, 01/15/25 (j)	582,000	598,005
5.50%, 10/15/19 (j)	325,000	329,875
6.25%, 10/15/22 (j)	168,000	173,460
Anheuser-Busch InBev Finance Inc.
4.70%, 02/01/36 (j)	62,000	62,011
4.90%, 02/01/46 (j)	116,000	116,820
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22 (j)	102,000	98,427

	Principal Amount ($)	Fair Value $
4.00%, 04/13/28 (j)	88,000	86,700
4.38%, 04/15/38 (j)	211,000	202,959
4.60%, 04/15/48 (j)	78,000	75,571
4.75%, 04/15/58 (j)	54,000	52,266
Anthem Inc. 3.30%, 01/15/23 (j)	130,000	127,979
ANZ New Zealand International Ltd. 3.45%, 01/21/28 (b)(j)	200,000	189,382
Apache Corp.
4.38%, 10/15/28 (j)	54,000	53,071
5.10%, 09/01/40 (j)	66,000	65,265
Apple Inc.
2.50%, 02/09/22 (j)	53,000	51,835
2.85%, 05/11/24 (j)	143,000	138,671
3.35%, 02/09/27 (j)	73,000	71,355
3.45%, 02/09/45 (j)	164,000	147,359
3.85%, 08/04/46 (j)	121,000	115,678
4.25%, 02/09/47 (j)	66,000	67,167
Applied Materials Inc. 4.35%, 04/01/47 (j)	95,000	94,706
Aptiv PLC 4.40%, 10/01/46 (j)	86,000	77,368
Aramark Services Inc. 5.00%, 02/01/28 (b)(j)	80,000	78,504
Archer-Daniels-Midland Co. 2.50%, 08/11/26 (j)	67,000	61,236
Arconic Inc.
5.13%, 10/01/24 (j)	156,000	156,983
6.15%, 08/15/20 (j)	75,000	77,906
Ascension Health 4.85%, 11/15/53 (j)	52,000	56,585
AstraZeneca PLC
2.38%, 11/16/20 (j)	45,000	44,216
3.38%, 11/16/25 (j)	114,000	110,126
3.50%, 08/17/23 (j)	108,000	107,094
4.00%, 01/17/29 (j)	72,000	70,916
4.38%, 08/17/48 (j)	72,000	69,834
AT&T Inc.
2.45%, 06/30/20 (j)	143,000	141,095
3.00%, 06/30/22 (j)	94,000	91,618
3.80%, 03/15/22 (j)	180,000	180,553
4.10%, 02/15/28 (b)(j)	171,000	165,945
4.45%, 04/01/24 (j)	118,000	120,229
4.50%, 05/15/35 - 03/09/48 (j)	228,000	208,783
4.75%, 05/15/46 (j)	107,000	97,657
4.80%, 06/15/44 (j)	102,000	93,993
5.25%, 03/01/37 (j)	123,000	122,474
5.45%, 03/01/47 (j)	138,000	137,949
Athene Holding Ltd. 4.13%, 01/12/28 (j)	118,000	110,443
Avangrid Inc. 3.15%, 12/01/24 (j)	239,000	227,662

See Notes to Schedules of Investments and Notes to Financial Statements.

40	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Bank of America Corp. 3.25%, 10/21/27 (j)	6,000	5,595
3.95%, 04/21/25 (j)	143,000	139,934
4.25%, 10/22/26 (j)	63,000	62,223
Bank of America Corp. (2.37% fixed rate until 07/21/20; 0.66% + 3 month USD LIBOR thereafter) 2.37%, 07/21/21 (h)(j)	144,000	141,398
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter) 3.12%, 01/20/23 (h)(j)	138,000	135,505
Bank of America Corp. (3.37% fixed rate until 01/23/25; 0.81% + 3 month USD LIBOR thereafter) 3.37%, 01/23/26 (h)(j)	242,000	232,952
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter) 3.42%, 12/20/28 (h)(j)	113,000	105,987
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter) 3.95%, 01/23/49 (h)(j)	174,000	159,805
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter) 4.24%, 04/24/38 (h)(j)	168,000	164,244
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter) 4.27%, 07/23/29 (h)(j)	171,000	170,884
Bank of America Corp. (4.44% fixed rate until 01/20/47; 1.99% + 3 month USD LIBOR thereafter) 4.44%, 01/20/48 (h)(j)	40,000	39,816
Barclays PLC
4.34%, 01/10/28 (j)	200,000	189,446
4.84%, 05/09/28 (j)	200,000	187,350
Barclays PLC (4.97% fixed rate until 05/16/28; 1.90% + 3 month USD LIBOR thereafter) 4.97%, 05/16/29 (h)(j)	200,000	197,620

	Principal Amount ($)	Fair Value $
Barrick North America Finance LLC 5.70%, 05/30/41 (j)	26,000	28,521
BAT Capital Corp.
2.30%, 08/14/20 (b)(j)	137,000	134,283
2.76%, 08/15/22 (b)(j)	116,000	111,836
3.56%, 08/15/27 (b)(j)	120,000	111,746
4.39%, 08/15/37 (b)(j)	51,000	47,396
4.54%, 08/15/47 (b)(j)	82,000	75,576
Bausch Health Companies Inc. 7.00%, 03/15/24 (b)(j)	391,000	412,622
Baxalta Inc. 2.88%, 06/23/20 (j)	40,000	39,649
Bayer US Finance II LLC
3.50%, 06/25/21 (b)(j)	405,000	403,858
3.88%, 12/15/23 (b)(j)	205,000	203,575
4.70%, 07/15/64 (b)(j)	24,000	20,388
Becton Dickinson and Co.
2.89%, 06/06/22 (j)	117,000	112,893
3.70%, 06/06/27 (j)	209,000	199,764
3.73%, 12/15/24 (j)	6,000	5,875
4.67%, 06/06/47 (j)	15,000	14,910
4.69%, 12/15/44 (j)	18,000	17,770
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (j)	253,000	250,875
3.25%, 04/15/28 (j)	94,000	88,885
3.80%, 07/15/48 (j)	94,000	84,714
6.13%, 04/01/36 (j)	113,000	137,040
Berry Global Inc. 5.13%, 07/15/23 (j)	225,000	226,687
Biogen Inc. 2.90%, 09/15/20 (j)	45,000	44,772
BNP Paribas S.A. 5.00%, 01/15/21 (j)	58,000	59,993
BNP Paribas S.A. (5.13% fixed rate until 11/15/27; 2.84% + USD 5 year Swap Rate thereafter) 5.13%, 12/31/99 (b)(h)(j)	200,000	178,456
Boston Scientific Corp. 4.00%, 03/01/28 (j)	164,000	162,148
BP Capital Markets PLC
3.02%, 01/16/27	320,000	300,742
3.22%, 11/28/23 (j)	160,000	157,133
Brighthouse Financial Inc.
3.70%, 06/22/27 (j)	20,000	17,769
4.70%, 06/22/47 (j)	9,000	7,437
Brixmor Operating Partnership LP 3.90%, 03/15/27 (j)	176,000	167,154

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	41

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20%, 01/15/21 (j)	56,000	54,241
2.65%, 01/15/23 (j)	38,000	35,890
3.13%, 01/15/25 (j)	45,000	41,787
3.88%, 01/15/27 (j)	36,000	33,930
Brown-Forman Corp. 4.00%, 04/15/38 (j)	32,000	31,664
Buckeye Partners LP 5.60%, 10/15/44 (j)	53,000	49,332
Bunge Limited Finance Corp. 3.75%, 09/25/27 (j)	63,000	57,935
Burlington Northern Santa Fe LLC 4.15%, 12/15/48 (j)	106,000	104,592
Campbell Soup Co. 3.30%, 03/15/21 (j)	179,000	177,767
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (j)	36,000	35,039
4.95%, 06/01/47 (j)	28,000	29,200
Canadian Pacific Railway Co. 2.90%, 02/01/25 (j)	68,000	64,630
Capital One Financial Corp.
3.75%, 07/28/26 (j)	53,000	49,395
4.20%, 10/29/25 (j)	56,000	54,603
Cardinal Health Inc.
2.62%, 06/15/22 (j)	60,000	57,412
3.08%, 06/15/24 (j)	62,000	58,582
Caterpillar Financial Services Corp. 2.55%, 11/29/22 (j)	157,000	152,190
Caterpillar Inc. 3.80%, 08/15/42 (j)	41,000	39,188
Catholic Health Initiatives 4.35%, 11/01/42 (j)	129,000	117,031
CBL & Associates LP 4.60%, 10/15/24 (j)	249,000	201,068
CBS Corp. 2.90%, 01/15/27 (j)	83,000	74,274
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/28 (b)(j)	249,000	233,114
Celgene Corp.
3.45%, 11/15/27 (j)	5,000	4,658
4.35%, 11/15/47 (j)	6,000	5,411
4.55%, 02/20/48 (j)	107,000	99,432
5.00%, 08/15/45 (j)	45,000	44,563
Cenovus Energy Inc.
4.25%, 04/15/27 (j)	63,000	60,901
4.45%, 09/15/42 (j)	34,000	29,890
5.40%, 06/15/47 (j)	16,000	15,992
CenterPoint Energy Inc. 2.50%, 09/01/22 (j)	130,000	124,292

	Principal Amount ($)	Fair Value $
CenturyLink Inc. 5.80%, 03/15/22 (j)	134,000	136,345
CF Industries Inc. 7.13%, 05/01/20 (j)	151,000	158,928
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (j)	100,000	99,750
4.91%, 07/23/25 (j)	66,000	67,100
5.38%, 05/01/47 (j)	72,000	68,661
5.75%, 04/01/48 (j)	45,000	44,946
6.38%, 10/23/35 (j)	21,000	22,643
6.48%, 10/23/45 (j)	45,000	48,387
Chevron Corp.
2.42%, 11/17/20 (j)	61,000	60,239
3.19%, 06/24/23 (j)	111,000	110,181
Church & Dwight Company Inc. 2.45%, 08/01/22 (j)	59,000	56,615
Cigna Corp.
3.25%, 04/15/25 (j)	124,000	117,354
3.88%, 10/15/47 (j)	68,000	58,212
Cimarex Energy Co. 3.90%, 05/15/27 (j)	18,000	17,186
Cinemark USA Inc. 4.88%, 06/01/23 (j)	125,000	122,969
Cisco Systems Inc. 5.90%, 02/15/39 (j)	69,000	85,740
Citibank NA 2.85%, 02/12/21 (j)	254,000	251,013
Citigroup Inc.
2.40%, 02/18/20 (j)	188,000	186,118
2.70%, 10/27/22 (j)	115,000	110,594
2.90%, 12/08/21 (j)	194,000	189,945
4.40%, 06/10/25 (j)	55,000	54,988
4.45%, 09/29/27 (j)	84,000	83,019
4.65%, 07/23/48 (j)	170,000	171,673
4.75%, 05/18/46 (j)	67,000	65,543
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter) 2.88%, 07/24/23 (h)(j)	99,000	95,691
Citigroup Inc. (3.88% fixed rate until 01/24/38; 1.17% + 3 month USD LIBOR thereafter) 3.88%, 01/24/39 (h)(j)	51,000	47,033
Citigroup Inc. (4.28% fixed rate until 04/24/47; 1.84% + 3 month USD LIBOR thereafter) 4.28%, 04/24/48 (h)(j)	121,000	115,887
CME Group Inc. 3.75%, 06/15/28 (j)	83,000	83,036

See Notes to Schedules of Investments and Notes to Financial Statements.

42	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

CMS Energy Corp. 4.88%, 03/01/44 (j)	194,000	204,612
CNA Financial Corp.
3.45%, 08/15/27 (j)	67,000	62,013
5.88%, 08/15/20 (j)	252,000	263,020
CNH Industrial Capital LLC
3.38%, 07/15/19 (j)	94,000	93,706
4.38%, 11/06/20 (j)	72,000	72,810
4.88%, 04/01/21 (j)	92,000	94,300
CNH Industrial N.V. 4.50%, 08/15/23 (j)	156,000	158,402
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24 (j)	233,000	235,144
Columbia Pipeline Group Inc. 3.30%, 06/01/20 (j)	82,000	81,859
Comcast Corp.
3.97%, 11/01/47 (j)	226,000	201,624
4.20%, 08/15/34 (j)	108,000	103,857
4.60%, 08/15/45 (j)	42,000	41,049
Commonwealth Bank of Australia 4.32%, 01/10/48 (b)(j)	202,000	182,446
Concho Resources Inc.
3.75%, 10/01/27 (j)	54,000	51,708
4.30%, 08/15/28 (j)	155,000	154,217
4.88%, 10/01/47 (j)	43,000	43,519
ConocoPhillips Co. 4.30%, 11/15/44 (j)	18,000	18,516
Consolidated Edison Company of New York Inc.
2.90%, 12/01/26 (j)	132,000	123,169
3.88%, 06/15/47 (j)	64,000	59,653
Constellation Brands Inc.
2.70%, 05/09/22 (j)	117,000	112,714
4.50%, 05/09/47 (j)	30,000	27,940
Continental Resources Inc. 4.50%, 04/15/23 (j)	85,000	86,488
Corning Inc. 4.38%, 11/15/57 (j)	104,000	91,268
Corporation Andina de Fomento 2.20%, 07/18/20 (j)	157,000	153,717
Crane Co. 4.20%, 03/15/48 (j)	36,000	33,529
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 06/09/23 (j)	275,000	271,708
CSX Corp. 4.50%, 08/01/54 (j)	77,000	74,757
CVS Health Corp.
2.25%, 08/12/19 (j)	159,000	158,145
3.13%, 03/09/20 (j)	479,000	478,746
3.35%, 03/09/21 (j)	303,000	302,309

	Principal Amount ($)	Fair Value $
3.70%, 03/09/23 (j)	134,000	133,413
3.88%, 07/20/25 (j)	66,000	64,982
4.10%, 03/25/25 (j)	134,000	133,539
4.30%, 03/25/28 (j)	98,000	97,142
4.78%, 03/25/38 (j)	84,000	83,749
5.00%, 12/01/24 (j)	136,000	141,901
5.05%, 03/25/48 (j)	99,000	101,132
5.13%, 07/20/45 (j)	50,000	51,246
D.R. Horton Inc. 2.55%, 12/01/20 (j)	150,000	146,574
Dana Financing Luxembourg Sarl 6.50%, 06/01/26 (b)(j)	245,000	249,888
Dell International LLC/EMC Corp.
3.48%, 06/01/19 (b)(j)	256,000	256,712
5.45%, 06/15/23 (b)(j)	97,000	101,930
6.02%, 06/15/26 (b)(j)	66,000	70,493
8.10%, 07/15/36 (b)(j)	15,000	17,985
8.35%, 07/15/46 (b)(j)	78,000	97,123
Deutsche Bank AG
2.70%, 07/13/20 (j)	132,000	129,236
3.30%, 11/16/22 (j)	155,000	147,352
Deutsche Bank AG (4.88% fixed rate until 12/01/27; 2.55% + USD 5 year Mid-Market Swap Rate thereafter) 4.88%, 12/01/32 (h)(j)	202,000	178,730
Devon Energy Corp.
4.00%, 07/15/21 (j)	305,000	307,968
5.00%, 06/15/45 (j)	61,000	60,782
Diageo Investment Corp. 2.88%, 05/11/22 (j)	119,000	116,827
Discover Bank 3.10%, 06/04/20 (j)	298,000	296,078
Discovery Communications LLC
2.20%, 09/20/19 (j)	147,000	145,840
3.95%, 03/20/28 (j)	160,000	151,888
5.00%, 09/20/37 (j)	45,000	43,827
5.20%, 09/20/47 (j)	21,000	20,513
DISH DBS Corp. 5.88%, 07/15/22 (j)	83,000	81,016
Dollar Tree Inc.
3.70%, 05/15/23 (j)	139,000	137,172
4.00%, 05/15/25 (j)	135,000	132,316
Dominion Energy Inc.
2.50%, 12/01/19 (j)	168,000	166,785
2.58%, 07/01/20 (j)	123,000	121,401
3.63%, 12/01/24 (j)	132,000	129,113
DTE Energy Co.
2.85%, 10/01/26 (j)	151,000	138,364
3.85%, 12/01/23 (j)	77,000	77,312
Duke Energy Carolinas LLC 3.95%, 03/15/48 (j)	72,000	68,547

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	43

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Duke Energy Corp. 3.75%, 09/01/46 (j)	50,000	44,055
Duke Energy Progress LLC 4.15%, 12/01/44 (j)	94,000	92,267
Duke Realty LP
3.25%, 06/30/26 (j)	89,000	83,575
3.38%, 12/15/27 (j)	60,000	56,233
Duquesne Light Holdings Inc. 3.62%, 08/01/27 (b)(j)	72,000	67,193
Eastman Chemical Co. 3.60%, 08/15/22 (j)	45,000	45,027
Eaton Corp. 3.10%, 09/15/27 (j)	141,000	131,446
Ecolab Inc.
3.25%, 12/01/27 (j)	55,000	52,768
3.95%, 12/01/47 (j)	67,000	63,772
Ecopetrol S.A.
5.88%, 05/28/45 (j)	132,000	130,196
7.63%, 07/23/19 (j)	61,000	63,188
Edison International 4.13%, 03/15/28 (j)	82,000	81,169
EI du Pont de Nemours & Co. 0.53% + 3 month USD LIBOR 2.87%, 05/01/20 (h)(j)	141,000	141,864
Electricite de France S.A. 2.15%, 01/22/19 (b)(j)	392,000	391,294
Eli Lilly & Co. 3.70%, 03/01/45 (j)	18,000	17,035
EMC Corp. 2.65%, 06/01/20 (j)	377,000	369,931
Emera US Finance LP 4.75%, 06/15/46 (j)	15,000	14,779
Enbridge Energy Partners LP 5.50%, 09/15/40 (j)	20,000	21,372
Encana Corp. 3.90%, 11/15/21 (j)	145,000	145,544
Endo Dac/Endo Finance LLC/Endo Finco Inc. 5.88%, 10/15/24 (b)(j)	251,000	252,569
Energy Transfer Equity LP 5.88%, 01/15/24 (j)	585,000	617,175
Energy Transfer Partners LP
4.20%, 09/15/23 (j)	78,000	78,620
4.95%, 06/15/28 (j)	44,000	44,830
5.80%, 06/15/38 (j)	84,000	87,541
6.13%, 12/15/45 (j)	33,000	34,983
6.50%, 02/01/42 (j)	110,000	121,074
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23 (j)	91,000	92,298
EnLink Midstream Partners LP 4.15%, 06/01/25 (j)	166,000	157,078

	Principal Amount ($)	Fair Value $
Entergy Louisiana LLC
3.05%, 06/01/31 (j)	59,000	53,768
4.00%, 03/15/33 (j)	72,000	72,054
Enterprise Products Operating LLC 4.25%, 02/15/48 (j)	90,000	84,628
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter) 5.25%, 08/16/77 (h)(j)	47,000	44,027
EOG Resources Inc.
4.10%, 02/01/21 (j)	167,000	169,740
4.15%, 01/15/26 (j)	116,000	118,545
EPR Properties 4.95%, 04/15/28 (j)	89,000	87,530
EQT Corp. 3.90%, 10/01/27 (j)	67,000	62,794
EQT Midstream Partners LP
4.75%, 07/15/23 (j)	34,000	34,516
5.50%, 07/15/28 (j)	34,000	34,957
ERP Operating LP 4.50%, 07/01/44 (j)	49,000	49,359
Exelon Corp.
3.50%, 06/01/22 (j)	133,000	130,695
4.45%, 04/15/46 (j)	96,000	93,325
Express Scripts Holding Co. 3.40%, 03/01/27 (j)	66,000	61,292
Exxon Mobil Corp. 2.22%, 03/01/21 (j)	114,000	111,741
FedEx Corp. 4.10%, 02/01/45 (j)	189,000	172,143
FirstEnergy Corp.
3.90%, 07/15/27 (j)	22,000	21,413
4.85%, 07/15/47 (j)	60,000	61,485
Florida Power & Light Co. 4.13%, 02/01/42 (j)	102,000	102,005
Ford Motor Co. 4.35%, 12/08/26 (j)	82,000	77,242
Ford Motor Credit Company LLC
3.22%, 01/09/22 (j)	459,000	443,523
3.34%, 03/28/22 (j)	200,000	193,288
Frontier Communications Corp. 7.13%, 03/15/19 (j)	288,000	289,800
General Dynamics Corp.
2.13%, 08/15/26 (j)	162,000	145,099
2.88%, 05/11/20 (j)	174,000	173,584
3.00%, 05/11/21 (j)	244,000	242,695
3.38%, 05/15/23 (j)	154,000	153,709
3.50%, 05/15/25 (j)	149,000	148,690
General Mills Inc.
3.20%, 04/16/21 (j)	165,000	164,017
3.70%, 10/17/23 (j)	134,000	133,205

See Notes to Schedules of Investments and Notes to Financial Statements.

44	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

4.55%, 04/17/38 (j)	60,000	57,620
4.70%, 04/17/48 (j)	48,000	46,114
General Motors Co. 5.20%, 04/01/45 (j)	19,000	17,249
General Motors Financial Company Inc.
2.35%, 10/04/19 (j)	175,000	173,796
3.15%, 01/15/20 (j)	176,000	175,915
3.20%, 07/13/20 (j)	78,000	77,743
3.55%, 04/09/21 (j)	232,000	231,659
5.25%, 03/01/26 (j)	121,000	123,712
Georgia-Pacific LLC 3.60%, 03/01/25 (b)(j)	39,000	38,608
Gilead Sciences Inc.
2.55%, 09/01/20 (j)	58,000	57,393
2.95%, 03/01/27 (j)	40,000	37,200
3.50%, 02/01/25 (j)	70,000	68,705
3.65%, 03/01/26 (j)	121,000	118,722
4.15%, 03/01/47 (j)	118,000	111,787
4.80%, 04/01/44 (j)	50,000	51,648
GlaxoSmithKline Capital Inc.
3.38%, 05/15/23 (j)	154,000	153,349
3.63%, 05/15/25 (j)	149,000	148,531
GlaxoSmithKline Capital PLC 3.13%, 05/14/21 (j)	122,000	121,789
Glencore Finance Canada Ltd. 4.95%, 11/15/21 (b)(j)	70,000	72,096
Glencore Funding LLC 2.50%, 01/15/19 (b)(j)	314,000	313,460
Grupo Televisa SAB 5.00%, 05/13/45 (j)	209,000	194,734
H&E Equipment Services Inc. 5.63%, 09/01/25 (j)	269,000	268,005
Halfmoon Parent Inc.
3.20%, 09/17/20 (b)(j)	180,000	179,420
3.40%, 09/17/21 (b)(j)	90,000	89,668
3.75%, 07/15/23 (b)(j)	109,000	108,890
4.13%, 11/15/25 (b)(j)	181,000	180,647
4.38%, 10/15/28 (b)(j)	72,000	71,797
4.80%, 08/15/38 (b)(j)	54,000	54,189
4.90%, 12/15/48 (b)(j)	54,000	53,979
Halliburton Co.
3.80%, 11/15/25 (j)	99,000	98,106
5.00%, 11/15/45 (j)	66,000	70,344
HCA Inc. 4.75%, 05/01/23 (j)	450,000	458,437
Hess Corp.
5.60%, 02/15/41 (j)	40,000	40,666
5.80%, 04/01/47 (j)	25,000	26,308
Hewlett Packard Enterprise Co. 6.35%, 10/15/45 (j)	38,000	39,172
Highwoods Realty LP 4.13%, 03/15/28 (j)	67,000	65,183

	Principal Amount ($)	Fair Value $
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25 (b)(j)	258,000	259,290
HSBC Holdings PLC 4.25%, 03/14/24 (j)	248,000	246,440
HSBC Holdings PLC (3.95% fixed rate until 05/18/23; 0.99% + 3 month USD LIBOR thereafter) 3.95%, 05/18/24 (h)(j)	204,000	202,658
HSBC Holdings PLC (4.29% fixed rate until 09/12/25; 1.35% + 3 month USD LIBOR thereafter) 4.29%, 09/12/26 (h)(j)	205,000	203,165
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter) 6.00%, 12/31/99 (h)(j)	220,000	210,168
HSBC Holdings PLC (6.50% fixed rate until 03/23/28; 3.61% + USD 5 year Mid-Market Swap Rate thereafter) 6.50%, 12/31/99 (h)(j)	160,000	154,544
Hyundai Capital America 3.10%, 04/05/22 (b)(j)	71,000	68,952
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.00%, 08/01/20 (j)	226,000	229,639
Ingersoll-Rand Luxembourg Finance S.A. 3.55%, 11/01/24 (j)	134,000	130,863
Intel Corp. 2.60%, 05/19/26 (j)	173,000	161,518
International Business Machines Corp. 3.30%, 01/27/27 (j)	109,000	106,415
International Paper Co. 4.40%, 08/15/47 (j)	85,000	78,365
Interstate Power & Light Co. 3.40%, 08/15/25 (j)	90,000	86,411
j2 Cloud Services LLC/j2 Global Co-Obligor Inc. 6.00%, 07/15/25 (b)(j)	135,000	138,551
Jabil Inc. 3.95%, 01/12/28 (j)	121,000	114,110
JBS USA LUX S.A./JBS USA Finance Inc. 6.75%, 02/15/28 (b)(j)	166,000	164,523

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	45

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Jefferies Group LLC
5.13%, 01/20/23 (j)	85,000	87,775
6.50%, 01/20/43 (j)	89,000	91,534
Johnson & Johnson 3.63%, 03/03/37 (j)	55,000	52,898
Johnson Controls International PLC 4.50%, 02/15/47 (j)	41,000	39,356
JPMorgan Chase & Co.
2.55%, 10/29/20 (j)	246,000	242,433
3.30%, 04/01/26 (j)	136,000	130,231
3.63%, 12/01/27 (j)	79,000	74,469
JPMorgan Chase & Co. (3.51% fixed rate until 01/23/28; 0.95% + 3 month USD LIBOR thereafter) 3.51%, 01/23/29 (h)(j)	157,000	148,585
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter) 3.88%, 07/24/38 (h)(j)	137,000	127,688
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter) 3.90%, 01/23/49 (h)(j)	39,000	35,443
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter) 4.01%, 04/23/29 (h)(j)	104,000	102,198
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter) 4.03%, 07/24/48 (h)(j)	113,000	104,945
JPMorgan Chase & Co. (4.20% fixed rate until 07/23/28; 1.26% + 3 month USD LIBOR thereafter) 4.20%, 07/23/29 (h)(j)	170,000	169,405
JPMorgan Chase & Co. (4.63% fixed rate until 11/01/22; 2.58% + 3 month USD LIBOR thereafter) 4.63%, 12/31/99 (h)(j)	109,000	103,303
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter) 6.10%, 10/29/49 (h)(j)	264,000	274,227

	Principal Amount ($)	Fair Value $
JPMorgan Chase & Co. 3.47% + 3 month USD LIBOR 5.81%, 12/29/49 (h)(j)	134,000	134,482
Keurig Dr Pepper Inc.
3.55%, 05/25/21 (b)(j)	524,000	522,879
4.06%, 05/25/23 (b)(j)	155,000	155,195
4.50%, 11/15/45 (j)	54,000	50,008
4.60%, 05/25/28 (b)(j)	150,000	151,010
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (j)	161,000	161,335
5.30%, 09/15/20 (j)	83,000	85,933
6.38%, 03/01/41 (j)	51,000	57,701
Kinder Morgan Inc.
3.05%, 12/01/19 (j)	63,000	62,930
4.30%, 03/01/28 (j)	81,000	80,226
5.05%, 02/15/46 (j)	51,000	50,801
5.55%, 06/01/45 (j)	66,000	69,899
Kraft Heinz Foods Co.
4.38%, 06/01/46 (j)	61,000	53,700
L Brands Inc. 5.25%, 02/01/28 (j)	167,000	143,470
Lamb Weston Holdings Inc. 4.63%, 11/01/24 (b)(j)	254,000	248,615
Lee Enterprises Inc. 9.50%, 03/15/22 (b)(j)	228,000	237,405
Lennar Corp. 4.75%, 05/30/25 - 11/29/27 (j)	406,000	392,620
Lincoln National Corp.
3.63%, 12/12/26 (j)	59,000	56,555
3.80%, 03/01/28 (j)	123,000	118,640
4.35%, 03/01/48 (j)	113,000	105,132
Lloyds Banking Group PLC (2.91% fixed rate until 11/07/22; 0.81% + 3 month USD LIBOR thereafter) 2.91%, 11/07/23 (h)(j)	203,000	193,494
Lockheed Martin Corp.
3.55%, 01/15/26 (j)	53,000	52,400
3.80%, 03/01/45 (j)	43,000	39,933
Lowe’s Companies Inc. 3.70%, 04/15/46 (j)	58,000	52,940
LYB International Finance BV 4.88%, 03/15/44 (j)	39,000	38,031
LYB International Finance II BV 3.50%, 03/02/27 (j)	53,000	49,642
Macy’s Retail Holdings Inc. 4.30%, 02/15/43 (j)	35,000	26,169
Marathon Oil Corp.
2.70%, 06/01/20 (j)	180,000	177,570
3.85%, 06/01/25 (j)	66,000	64,547

See Notes to Schedules of Investments and Notes to Financial Statements.

46	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Marsh & McLennan Companies Inc. 3.50%, 03/10/25 (j)	119,000	115,932
Masco Corp. 3.50%, 11/15/27 (j)	45,000	41,356
McDonald’s Corp.
3.70%, 01/30/26 (j)	48,000	47,492
3.80%, 04/01/28 (j)	126,000	124,079
4.88%, 12/09/45 (j)	71,000	74,137
Medtronic Inc.
2.50%, 03/15/20 (j)	173,000	171,808
4.63%, 03/15/45 (j)	106,000	112,151
Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/52 (j)	102,000	99,953
Merck & Company Inc. 2.75%, 02/10/25 (j)	116,000	111,359
MetLife Inc.
4.05%, 03/01/45 (j)	21,000	19,684
4.72%, 12/15/44 (j)	86,000	88,917
MGM Resorts International 4.63%, 09/01/26 (j)	150,000	139,688
Microsoft Corp.
1.55%, 08/08/21 (j)	94,000	90,246
2.40%, 08/08/26 (j)	71,000	65,460
3.45%, 08/08/36 (j)	77,000	73,299
3.50%, 02/12/35 (j)	77,000	73,889
3.70%, 08/08/46 (j)	258,000	247,290
4.00%, 02/12/55 (j)	102,000	100,573
4.10%, 02/06/37 (j)	26,000	26,840
4.50%, 02/06/57 (j)	30,000	32,408
Mizuho Bank Ltd. 2.45%, 04/16/19 (b)(j)	523,000	521,917
Mizuho Financial Group Inc. 2.63%, 04/12/21 (b)(j)	231,000	225,398
Mizuho Financial Group Inc. (3.92% fixed rate until 09/11/23; 1.00% + 3 month USD LIBOR thereafter) 3.92%, 09/11/24 (h)(j)	205,000	204,024
Molina Healthcare Inc. 4.88%, 06/15/25 (b)(j)	183,000	180,035
Molson Coors Brewing Co.
2.10%, 07/15/21 (j)	208,000	200,067
4.20%, 07/15/46 (j)	54,000	47,748
Morgan Stanley
2.45%, 02/01/19 (j)	71,000	70,946
2.63%, 11/17/21 (j)	387,000	376,195
2.65%, 01/27/20 (j)	69,000	68,549
2.75%, 05/19/22 (j)	129,000	125,100
3.70%, 10/23/24 (j)	50,000	49,269
3.95%, 04/23/27 (j)	337,000	323,136
4.10%, 05/22/23 (j)	130,000	130,699

	Principal Amount ($)	Fair Value $
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter) 3.97%, 07/22/38 (h)(j)	66,000	61,910
MPLX LP
3.38%, 03/15/23 (j)	73,000	71,478
4.50%, 04/15/38 (j)	69,000	64,932
4.70%, 04/15/48 (j)	61,000	57,095
5.20%, 03/01/47 (j)	27,000	27,057
MUFG Bank Ltd.
2.30%, 03/10/19 (b)(j)	200,000	199,440
2.30%, 03/05/20 (b)(j)	204,000	201,213
Murphy Oil Corp. 5.75%, 08/15/25 (j)	558,000	567,207
Mylan Inc.
4.55%, 04/15/28 (b)(j)	39,000	37,916
5.20%, 04/15/48 (b)(j)	59,000	54,760
National Retail Properties Inc. 4.00%, 11/15/25 (j)	130,000	127,745
Navient Corp.
6.75%, 06/15/26 (j)	155,000	153,063
8.00%, 03/25/20 (j)	136,000	143,310
Newell Brands Inc.
3.85%, 04/01/23 (j)	63,000	61,640
4.20%, 04/01/26 (j)	35,000	33,276
5.50%, 04/01/46 (j)	33,000	31,410
Newfield Exploration Co. 5.38%, 01/01/26 (j)	250,000	258,437
Newmont Mining Corp. 4.88%, 03/15/42 (j)	91,000	88,466
Nexen Energy ULC 6.40%, 05/15/37 (j)	69,000	83,561
NGPL PipeCo LLC 4.88%, 08/15/27 (b)(j)	208,000	206,960
Noble Energy Inc.
3.90%, 11/15/24 (j)	86,000	84,481
5.05%, 11/15/44 (j)	21,000	20,308
Nordstrom Inc. 5.00%, 01/15/44 (j)	6,000	5,524
Norfolk Southern Corp. 3.95%, 10/01/42 (j)	79,000	73,938
Northern States Power Co. 2.20%, 08/15/20 (j)	357,000	350,713
Northrop Grumman Corp.
2.55%, 10/15/22 (j)	61,000	58,794
2.93%, 01/15/25 (j)	106,000	100,545
3.25%, 01/15/28 (j)	81,000	76,142
3.85%, 04/15/45 (j)	22,000	20,032
4.03%, 10/15/47 (j)	82,000	76,793
NRG Energy Inc. 6.25%, 07/15/22 (j)	113,000	116,582

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	47

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Nucor Corp.
3.95%, 05/01/28 (j)	143,000	142,655
4.13%, 09/15/22 (j)	72,000	73,426
Nutrien Ltd.
4.00%, 12/15/26 (j)	86,000	83,193
4.90%, 06/01/43 (j)	57,000	56,070
Occidental Petroleum Corp.
4.10%, 02/15/47 (j)	39,000	37,767
4.20%, 03/15/48 (j)	73,000	71,995
Olin Corp. 5.00%, 02/01/30 (j)	250,000	233,125
Omnicom Group Inc./Omnicom Capital Inc. 3.63%, 05/01/22 (j)	112,000	111,383
Oncor Electric Delivery Company LLC 3.80%, 09/30/47 (j)	22,000	20,771
Oracle Corp.
2.40%, 09/15/23 (j)	90,000	85,826
3.25%, 11/15/27 (j)	145,000	139,467
3.80%, 11/15/37 (j)	42,000	39,994
4.00%, 07/15/46 - 11/15/47 (j)	191,000	181,972
4.13%, 05/15/45 (j)	29,000	28,170
Oshkosh Corp. 5.38%, 03/01/25 (j)	101,000	104,030
Owens Corning 4.40%, 01/30/48 (j)	70,000	58,006
Owens-Brockway Glass Container Inc. 6.38%, 08/15/25 (b)(j)	100,000	104,164
Pacific Gas & Electric Co. 3.40%, 08/15/24 (j)	578,000	551,938
PacifiCorp 6.25%, 10/15/37 (j)	198,000	247,627
Packaging Corporation of America 3.40%, 12/15/27 (j)	66,000	61,991
Parker-Hannifin Corp. 3.25%, 03/01/27 (j)	120,000	115,064
Party City Holdings Inc. 6.63%, 08/01/26 (b)(j)	70,000	70,875
Penske Automotive Group Inc. 5.38%, 12/01/24 (j)	202,000	197,203
PepsiCo Inc. 3.45%, 10/06/46 (j)	68,000	61,209
Perrigo Finance Unlimited Co. 3.90%, 12/15/24 (j)	250,000	241,837
Petroleos Mexicanos
4.50%, 01/23/26 (j)	67,000	62,705
5.35%, 02/12/28 (b)(j)	45,000	42,397
5.38%, 03/13/22	89,000	91,450
5.63%, 01/23/46 (j)	72,000	60,973

	Principal Amount ($)	Fair Value $
6.35%, 02/12/48 (b)(j)	45,000	41,079
6.50%, 03/13/27	114,000	116,256
6.75%, 09/21/47 (j)	156,000	148,422
Pfizer Inc.
3.00%, 12/15/26 (j)	81,000	77,719
3.20%, 09/15/23 (j)	108,000	107,140
3.60%, 09/15/28 (j)	180,000	177,833
4.13%, 12/15/46 (j)	46,000	45,611
4.40%, 05/15/44 (j)	31,000	31,817
Philip Morris International Inc. 4.13%, 03/04/43 (j)	95,000	87,992
Phillips 66 3.90%, 03/15/28 (j)	171,000	168,223
Phillips 66 Partners LP
3.75%, 03/01/28 (j)	82,000	77,848
4.68%, 02/15/45 (j)	66,000	62,569
Pilgrim’s Pride Corp. 5.88%, 09/30/27 (b)(j)	166,000	157,185
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 06/15/44 (j)	51,000	46,109
5.75%, 01/15/20 (j)	99,000	101,630
PPL Capital Funding Inc. 3.10%, 05/15/26 (j)	121,000	112,363
Precision Castparts Corp. 4.38%, 06/15/45 (j)	88,000	90,041
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter) 5.70%, 09/15/48 (h)(j)	144,000	143,644
Public Service Company of Colorado 3.70%, 06/15/28 (j)	160,000	159,622
PulteGroup Inc. 5.50%, 03/01/26 (j)	255,000	253,247
QUALCOMM Inc.
2.90%, 05/20/24 (j)	64,000	61,124
3.00%, 05/20/22 (j)	40,000	39,390
3.25%, 05/20/27 (j)	6,000	5,637
4.30%, 05/20/47 (j)	7,000	6,598
Range Resources Corp. 5.00%, 08/15/22 (j)	249,000	246,821
Realty Income Corp. 3.00%, 01/15/27 (j)	88,000	81,065
Republic Services Inc. 3.38%, 11/15/27 (j)	44,000	41,851
Rio Tinto Finance USA PLC 4.13%, 08/21/42 (j)	64,000	62,778
Rockwell Collins Inc. 3.50%, 03/15/27 (j)	99,000	94,165
Rogers Communications Inc. 5.00%, 03/15/44 (j)	44,000	46,055

See Notes to Schedules of Investments and Notes to Financial Statements.

48	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Royal Bank of Scotland Group PLC (4.52% fixed rate until 06/25/23; 1.55% + 3 month USD LIBOR thereafter) 4.52%, 06/25/24 (h)(j)	201,000	200,423
RPM International Inc. 3.75%, 03/15/27 (j)	91,000	86,346
Ryder System Inc. 2.45%, 09/03/19 (j)	240,000	238,874
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (j)	73,000	70,805
5.00%, 03/15/27 (j)	50,000	51,314
salesforce.com Inc.
3.25%, 04/11/23 (j)	139,000	138,028
3.70%, 04/11/28 (j)	189,000	188,374
Santander Holdings USA Inc.
2.65%, 04/17/20 (j)	248,000	244,719
4.40%, 07/13/27 (j)	81,000	77,410
Santander UK Group Holdings PLC 4.75%, 09/15/25 (b)(j)	200,000	194,820
Schlumberger Holdings Corp. 3.00%, 12/21/20 (b)(j)	61,000	60,522
Sempra Energy
3.80%, 02/01/38 (j)	47,000	42,308
4.00%, 02/01/48 (j)	47,000	41,859
Shell International Finance BV
3.75%, 09/12/46 (j)	41,000	38,454
4.13%, 05/11/35 (j)	60,000	60,760
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (j)	14,000	13,335
3.20%, 09/23/26 (j)	61,000	56,256
Simon Property Group LP 3.38%, 06/15/27 (j)	111,000	106,275
Sinclair Television Group Inc. 5.38%, 04/01/21 (j)	218,000	219,090
Smithfield Foods Inc.
2.70%, 01/31/20 (b)(j)	74,000	72,796
4.25%, 02/01/27 (b)(j)	116,000	109,627
South Carolina Electric & Gas Co. 4.10%, 06/15/46 (j)	19,000	17,370
Southern California Edison Co. 2.40%, 02/01/22 (j)	153,000	147,296
Southern Copper Corp. 5.88%, 04/23/45 (j)	76,000	83,266
Southwestern Electric Power Co. 2.75%, 10/01/26 (j)	116,000	106,135
Spectra Energy Partners LP
3.38%, 10/15/26 (j)	47,000	44,279
4.50%, 03/15/45 (j)	24,000	22,953

	Principal Amount ($)	Fair Value $
Sprint Corp. 7.63%, 02/15/25 (j)	312,000	330,876
Standard Industries Inc. 5.38%, 11/15/24 (b)(j)	425,000	423,937
Starbucks Corp. 4.00%, 11/15/28 (j)	180,000	179,379
Sumitomo Mitsui Banking Corp. 2.45%, 01/16/20 (j)	251,000	248,696
Suncor Energy Inc. 4.00%, 11/15/47 (j)	27,000	25,354
Sunoco Logistics Partners Operations LP 5.30%, 04/01/44 (j)	80,000	76,779
Syngenta Finance N.V.
3.70%, 04/24/20 (b)(j)	225,000	224,651
3.93%, 04/23/21 (b)(j)	275,000	274,376
4.44%, 04/24/23 (b)(j)	200,000	198,610
5.18%, 04/24/28 (b)(j)	200,000	192,026
Sysco Corp. 3.25%, 07/15/27 (j)	100,000	93,959
T-Mobile USA Inc. 4.50%, 02/01/26 (j)	307,000	291,650
Tampa Electric Co. 4.35%, 05/15/44 (j)	152,000	148,250
Target Corp. 2.50%, 04/15/26 (j)	121,000	111,873
Teachers Insurance & Annuity Association of America 4.90%, 09/15/44 (b)(j)	76,000	80,879
Teck Resources Ltd. 5.40%, 02/01/43 (j)	225,000	212,202
Telecom Italia S.p.A. 5.30%, 05/30/24 (b)(j)	411,000	399,204
Telefonica Emisiones SAU 4.10%, 03/08/27 (j)	189,000	182,013
Tencent Holdings Ltd. 3.93%, 01/19/38 (b)(j)	200,000	181,176
Tenet Healthcare Corp.
4.75%, 06/01/20 (j)	268,000	270,345
6.00%, 10/01/20 (j)	341,000	351,656
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/19 (j)	409,000	402,104
2.20%, 07/21/21 (j)	64,000	60,120
2.80%, 07/21/23 (j)	416,000	369,131
Texas Instruments Inc. 4.15%, 05/15/48 (j)	60,000	60,241
The Allstate Corp. 4.20%, 12/15/46 (j)	102,000	99,532
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter) 5.75%, 08/15/53 (h)(j)	181,000	187,230

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	49

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter) 4.63%, 12/29/49 (h)(j)	141,000	135,462
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter) 4.65%, 12/31/99 (h)(j)	152,000	142,564
The Boeing Co.
3.25%, 03/01/28 (j)	156,000	151,409
3.55%, 03/01/38 (j)	163,000	154,201
The Dow Chemical Co. 4.25%, 10/01/34 (j)	113,000	108,158
The George Washington University 4.13%, 09/15/48	84,000	83,541
The Goldman Sachs Group Inc.
2.30%, 12/13/19 (j)	57,000	56,501
2.35%, 11/15/21 (j)	194,000	186,841
2.63%, 04/25/21 (j)	372,000	364,240
3.85%, 01/26/27 (j)	186,000	180,561
4.25%, 10/21/25 (j)	12,000	11,884
4.80%, 07/08/44 (j)	53,000	54,093
5.15%, 05/22/45 (j)	116,000	118,636
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter) 2.91%, 06/05/23 (h)(j)	213,000	205,943
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter) 3.81%, 04/23/29 (h)(j)	157,000	149,784
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter) 4.02%, 10/31/38 (h)(j)	71,000	65,645
The Goldman Sachs Group Inc. (4.22% fixed rate until 05/01/28; 1.30% + 3 month USD LIBOR thereafter) 4.22%, 05/01/29 (h)(j)	109,000	107,373
The Hartford Financial Services Group Inc. 2.13% + 3 month USD LIBOR 4.44%, 02/12/47 (b)(h)(j)	95,000	89,158
The Home Depot Inc.
3.35%, 09/15/25 (j)	57,000	56,282
3.50%, 09/15/56 (j)	91,000	79,139
3.90%, 06/15/47 (j)	82,000	79,030

	Principal Amount ($)	Fair Value $
The Interpublic Group of Companies Inc. 3.75%, 10/01/21 (j)	180,000	180,245
The Kroger Co.
2.95%, 11/01/21 (j)	194,000	190,822
4.65%, 01/15/48 (j)	51,000	48,208
The Mosaic Co. 5.63%, 11/15/43 (j)	24,000	24,574
The Sherwin-Williams Co.
2.25%, 05/15/20 (j)	121,000	119,267
2.75%, 06/01/22 (j)	48,000	46,530
3.45%, 06/01/27 (j)	45,000	42,773
4.50%, 06/01/47 (j)	30,000	28,838
The Southern Co.
1.85%, 07/01/19 (j)	524,000	520,039
3.25%, 07/01/26 (j)	18,000	16,790
4.40%, 07/01/46 (j)	30,000	28,547
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter) 3.63%, 09/15/31 (h)(j)	109,000	102,208
The Walt Disney Co. 4.13%, 06/01/44 (j)	26,000	25,804
The Williams Companies Inc.
3.75%, 06/15/27 (j)	41,000	39,085
3.90%, 01/15/25 (j)	48,000	47,015
4.85%, 03/01/48 (j)	63,000	60,830
4.90%, 01/15/45 (j)	40,000	38,820
5.40%, 03/04/44 (j)	19,000	19,565
Time Warner Cable LLC
4.50%, 09/15/42 (j)	19,000	16,247
6.55%, 05/01/37 (j)	74,000	80,292
TransCanada PipeLines Ltd. 4.88%, 01/15/26 (j)	39,000	40,743
Transcontinental Gas Pipe Line Company LLC 4.00%, 03/15/28 (j)	81,000	79,097
Tyco Electronics Group S.A.
2.35%, 08/01/19 (j)	266,000	264,726
3.13%, 08/15/27 (j)	152,000	141,755
Tyson Foods Inc.
2.65%, 08/15/19 (j)	45,000	44,897
4.55%, 06/02/47 (j)	24,000	22,434
U.S. Bancorp (5.13% fixed rate until 01/15/21; 3.49% + 3 month USD LIBOR thereafter) 5.13%, 12/29/49 (h)(j)	287,000	294,806
UBS Group Funding Switzerland AG 2.95%, 09/24/20 (b)(j)	401,000	397,158

See Notes to Schedules of Investments and Notes to Financial Statements.

50	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Union Pacific Corp.
3.20%, 06/08/21 (j)	174,000	173,610
3.50%, 06/08/23 (j)	159,000	158,585
3.60%, 09/15/37 (j)	28,000	25,705
4.10%, 09/15/67 (j)	45,000	39,317
United Technologies Corp.
3.65%, 08/16/23 (j)	179,000	178,429
3.95%, 08/16/25 (j)	72,000	71,716
4.13%, 11/16/28 (j)	126,000	125,347
4.15%, 05/15/45 (j)	34,000	31,744
4.45%, 11/16/38 (j)	60,000	59,572
4.50%, 06/01/42 (j)	33,000	32,590
4.63%, 11/16/48 (j)	60,000	60,305
UnitedHealth Group Inc. 4.75%, 07/15/45 (j)	16,000	17,126
Vale Overseas Ltd.
4.38%, 01/11/22 (j)	37,000	37,377
6.25%, 08/10/26 (j)	69,000	75,453
6.88%, 11/10/39 (j)	56,000	65,457
Vale S.A. 5.63%, 09/11/42 (j)	19,000	19,534
Valero Energy Partners LP 4.38%, 12/15/26 (j)	182,000	178,628
Ventas Realty LP 3.25%, 10/15/26 (j)	140,000	129,135
Verizon Communications Inc.
3.38%, 02/15/25 (j)	121,000	117,568
4.33%, 09/21/28 (b)(j)	135,000	135,682
4.40%, 11/01/34 (j)	59,000	57,486
4.67%, 03/15/55 (j)	77,000	72,763
4.86%, 08/21/46 (j)	392,000	392,933
5.01%, 04/15/49 (j)	43,000	43,827
5.25%, 03/16/37 (j)	70,000	74,640
Viacom Inc.
3.45%, 10/04/26 (j)	75,000	70,470
5.25%, 04/01/44 (j)	19,000	18,603
Virgin Media Finance PLC 5.75%, 01/15/25 (b)(j)	238,000	232,821
Virginia Electric & Power Co. 4.00%, 11/15/46 (j)	71,000	67,678
Visa Inc.
3.15%, 12/14/25 (j)	36,000	34,883
4.30%, 12/14/45 (j)	99,000	102,603
Vodafone Group PLC
4.38%, 05/30/28 (j)	164,000	161,469
5.25%, 05/30/48 (j)	46,000	46,111
Vornado Realty LP 3.50%, 01/15/25 (j)	70,000	66,800
Vulcan Materials Co. 3.90%, 04/01/27 (j)	73,000	69,800
Wabtec Corp. 3.45%, 11/15/26 (j)	128,000	117,367

	Principal Amount ($)	Fair Value $
Walgreens Boots Alliance Inc. 4.65%, 06/01/46 (j)	39,000	37,210
Walmart Inc.
3.63%, 12/15/47 (j)	58,000	54,253
3.70%, 06/26/28 (j)	155,000	154,954
3.95%, 06/28/38 (j)	62,000	61,885
4.05%, 06/29/48 (j)	62,000	62,006
Warner Media LLC 5.35%, 12/15/43 (j)	70,000	68,955
WEC Energy Group Inc. 3.55%, 06/15/25 (j)	153,000	150,309
WellCare Health Plans Inc. 5.25%, 04/01/25 (j)	202,000	204,273
Wells Fargo & Co.
2.63%, 07/22/22 (j)	91,000	87,768
3.90%, 05/01/45 (j)	6,000	5,578
4.75%, 12/07/46 (j)	132,000	131,300
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter) 5.88%, 12/29/49 (h)(j)	167,000	175,542
Wells Fargo & Co. (5.90% fixed rate until 06/15/24; 3.11% + 3 month USD LIBOR thereafter) 5.90%, 12/29/49 (h)(j)	157,000	159,416
Wells Fargo & Co. 3.77% + 3 month USD LIBOR 6.10%, 03/29/49 (h)(j)	156,000	158,086
Wells Fargo Bank NA 2.60%, 01/15/21 (j)	771,000	757,870
Western Gas Partners LP
4.00%, 07/01/22 (j)	60,000	59,775
5.38%, 06/01/21 (j)	30,000	31,001
Westlake Chemical Corp.
3.60%, 08/15/26 (j)	63,000	59,214
4.38%, 11/15/47 (j)	35,000	31,240
5.00%, 08/15/46 (j)	26,000	25,542
WestRock Co. 3.00%, 09/15/24 (b)(j)	88,000	83,186
Willis North America Inc. 3.60%, 05/15/24 (j)	124,000	120,471
WPP Finance 2010 3.75%, 09/19/24 (j)	96,000	92,662
Xilinx Inc. 2.95%, 06/01/24 (j)	81,000	76,944
XPO Logistics Inc. 6.50%, 06/15/22 (b)(j)	101,000	104,283
Yamana Gold Inc. 4.63%, 12/15/27 (j)	86,000	80,727
Zoetis Inc.
3.00%, 09/12/27 (j)	45,000	41,640
3.90%, 08/20/28 (j)	108,000	106,651

		85,010,458

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	51

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Non-Agency Collateralized Mortgage Obligations - 3.3%
BANK 2018-BNK10 4.16%, 02/15/61 (h)(j)	156,611	153,755
BANK 2018-BNK11 4.50%, 03/15/61 (h)	123,000	125,205
BXP Trust 2017-GM 3.38%, 06/13/39 (b)(j)	711,000	686,318
Citigroup Commercial Mortgage Trust 2016-P6
3.72%, 12/10/49 (h)(j)	268,803	267,955
4.03%, 12/10/49 (h)(j)	345,016	345,953
Citigroup Commercial Mortgage Trust 2018-C5 4.51%, 06/10/51	224,000	230,044
COMM 2013-LC13 Mortgage Trust 4.56%, 08/10/46 (b)(h)(j)	175,000	181,226
COMM 2014-CR14 Mortgage Trust 4.53%, 02/10/47 (h)(j)	245,000	253,992
GS Mortgage Securities Trust 2012-GCJ9 2.12%, 11/10/45 (g)(h)(j)	731,807	49,512
GS Mortgage Securities Trust 2015-GC28 1.26%, 02/10/48 (g)(h)(j)	2,754,944	124,079
GS Mortgage Securities Trust 2016-GS3 2.85%, 10/10/49 (j)	379,000	356,008
GS Mortgage Securities Trust 2017-GS5 3.67%, 03/10/50 (j)	716,046	711,945
GS Mortgage Securities Trust 2018-GS9 4.14%, 03/10/51 (h)	237,000	239,344
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 1.70%, 12/15/47 (g)(h)(j)	898,063	43,913
JPMBB Commercial Mortgage Securities Trust 2013-C12 4.17%, 07/15/45 (h)(j)	125,000	126,939
LB-UBS Commercial Mortgage Trust 2004-C8 0.32%, 12/15/39 (b)(g)(h)(j)	46,050	63
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%, 07/15/40 (h)(j)	12,860	12,989
6.11%, 07/15/40 (b)(j)	25,261	25,516
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.50%, 02/15/48 (g)(h)(j)	3,097,427	184,086

	Principal Amount ($)	Fair Value $
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 1.08%, 03/15/48 (g)(h)(j)	3,792,309	173,335
Morgan Stanley Capital I Trust 2006-IQ11 6.37%, 10/15/42 (h)(j)	270,000	276,257
Morgan Stanley Capital I Trust 2006-T21 5.27%, 10/12/52 (h)(j)	35,960	35,960
Morgan Stanley Capital I Trust 2016-UBS9 1.37%, 03/15/49 (g)(h)(j)	4,651,477	295,977
UBS Commercial Mortgage Trust 2018-C12 4.79%, 08/15/51 (h)	189,000	196,555
Wells Fargo Commercial Mortgage Trust 2015-C26 1.41%, 02/15/48 (g)(h)(j)	3,043,468	179,491
Wells Fargo Commercial Mortgage Trust 2018-AUS 4.19%, 07/17/36 (b)(h)	1,122,000	1,129,523
WFRBS Commercial Mortgage Trust 2013-C17 4.26%, 12/15/46 (j)	240,000	245,114
WFRBS Commercial Mortgage Trust 2014-LC14 4.35%, 03/15/47 (h)(j)	544,000	559,068

		7,210,122

Sovereign Bonds - 0.7%
Government of Chile 3.86%, 06/21/47 (j)	200,000	190,024
Government of Colombia 5.00%, 06/15/45 (j)	200,000	199,962
Government of Mexico
4.60%, 02/10/48	202,000	189,811
4.75%, 03/08/44 (j)	240,000	229,519
Government of Oman 4.13%, 01/17/23 (b)(j)	215,000	209,634
Government of Peru 5.63%, 11/18/50 (j)	113,000	133,981
Government of Philippines 3.95%, 01/20/40	200,000	193,162
Government of Uruguay 5.10%, 06/18/50	117,568	119,972

		1,466,065

Municipal Bonds and Notes - 0.8%
American Municipal Power Inc. 6.27%, 02/15/50 (j)	105,000	127,483

See Notes to Schedules of Investments and Notes to Financial Statements.

52	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

	Principal Amount ($)	Fair Value $

Metropolitan St. Louis Sewer District 5.00%, 05/01/47	325,000	366,502
Port Authority of New York & New Jersey 4.46%, 10/01/62 (j)	475,000	492,228
State of California 4.60%, 04/01/38	165,000	171,171
5.70%, 11/01/21 (j)	290,000	312,371
State of Illinois 5.10%, 06/01/33 (j)	100,000	95,975
The University of Texas System 3.35%, 08/15/47 (j)	95,000	85,578

		1,651,308

Total Bonds and Notes (Cost $220,020,781)		217,810,645

	Number of Shares

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (Cost $214,450) (h)(j)	8,578	221,055

	Principal Amount ($)	Fair Value $
Purchased Options - 0.0%*
Purchased Options - 0.0%*
10 Yr. U.S. Treasury Note Futures Options (Strike price 119.50 USD, expiration date 11/23/2018)	136,000	46,750
10 Yr. U.S. Treasury Note Futures Options (Strike price 120.00 USD, expiration date 11/23/2018)	131,000	28,656

Total Options (Cost $160,483)		75,406

Total Investments in Securities (Cost $220,395,714)		218,107,106

Short-Term Investments - 6.0%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 2.01% (Cost $13,336,330) (d)(e)	13,336,330	13,336,330

Total Investments (Cost $233,732,044)		231,443,436

Liabilities in Excess of Other Assets, net - (4.6)%		(10,162,750)

NET ASSETS - 100.0%		221,280,686

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Depreciation

Markit CDX North America Investment Grade Index	Intercontinental Exchange	$1,841	1.00%/Quarterly	12/20/23	$(35,330)	$(32,692)	$(2,638)

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	53

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000s omitted)	Fund Pays/Receives Fixed Rate/Payment Frequency	Floating Rate	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized Appreciation

CME Group, Inc.	$9,486	Receives/ Quarterly	3 Month U.S. Dollar LIBOR	3.05%	11/19/21	$6,055	$—	$6,055

CME Group, Inc.	9,488	Receives/ Quarterly	3 Month U.S. Dollar LIBOR	3.06	11/19/21	4,838	—	4,838

								$10,893

The Fund had the following long futures contracts open at September 30, 2018:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Depreciation

Ultra Long-Term U.S. Treasury Bond Futures	December 2018	29	$4,617,899	$4,474,156	$(143,743)
2 Yr. U.S. Treasury Notes Futures	December 2018	204	43,102,856	42,989,813	(113,043)
5 Yr. U.S. Treasury Notes Futures	December 2018	71	8,023,341	7,985,836	(37,505)
10 Yr. U.S. Treasury Notes Futures	December 2018	280	33,634,302	33,258,750	(375,552)

					$(669,843)

The Fund had the following short futures contracts open at September 30, 2018:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

U.S. Long Bond Futures	December 2018	53	$(7,592,334)	$(7,446,500)	$145,834
10 Yr. U.S. Treasury Ultra Futures	December 2018	99	(12,662,780)	(12,474,000)	188,780

					$334,614

					$(335,229)

The Fund had the following open Purchased Options contracts at September 30, 2018:

Purchased Options

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Calls 10 Yr. U.S. Treasury Note Futures - December 2018	Goldman Sachs & Co.	$120	11/23/2018	131	$131,000	$28,656	$94,404	$(65,748)
Calls 10 Yr. U.S. Treasury Note Futures - December 2018	Goldman Sachs & Co.	$119.50	11/23/2018	136	$136,000	$46,750	$66,079	$(19,329)

Total purchased option contracts								$(85,077)

See Notes to Schedules of Investments and Notes to Financial Statements.

54	State Street Active Core Bond Fund

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

The Fund had the following open Written Options contracts at September 30, 2018:

Written Options

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Calls 10 Yr. U.S. Treasury Bond Futures - December 2018	Goldman Sachs & Co.	$123	11/23/2018	(131)	$(131,000)	$(4,094)	$(14,081)	$9,987
Calls 10 Yr. U.S. Treasury Bond Futures - December 2018	Goldman Sachs & Co.	$122.50	11/23/2018	(136)	$(136,000)	$(4,250)	$(6,171)	$1,921

Total written option contracts								$11,908

During the period ended September 30, 2018 average notional values related to derivative contracts were as follows:

	Purchased Put Options	Purchased Call Options	Written Put Options	Written Call Options	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts	Interest Rate Swap Contracts

Average Notional Value	$6,938	$27,475	$7,031	$12,014	$53,807,867	$25,839,370	$4,571,520	$14,505,556

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2018.

Fund	Investments	Level 1	Level 2	Level 3	Total

State Street Active Core Bond Fund	Investments in Securities
	U.S. Treasuries	$—	$90,563,933	$—	$90,563,933
	Agency Mortgage Backed	—	25,212,300	—	25,212,300
	Agency Collateralized Mortgage Obligations	—	450,496	—	450,496
	Asset Backed	—	6,245,963	—	6,245,963
	Corporate Notes	—	85,010,458	—	85,010,458
	Non-Agency Collateralized Mortgage Obligations	—	7,210,122	—	7,210,122
	Sovereign Bonds	—	1,466,065	—	1,466,065
	Municipal Bonds and Notes	—	1,651,308	—	1,651,308
	Preferred Stock	221,055	—	—	221,055
	Purchased Options	75,406	—	—	75,406
	Short-Term Investments	13,336,330	—	—	13,336,330

	Total Investments in Securities	$13,632,791	$217,810,645	$—	$231,443,436

	Other Financial Instruments
	Credit Default Swap Contracts — Unrealized Appreciation	$—	$(2,638)	$—	$(2,638)
	Interest Rate Swaps — Unrealized Appreciation		10,893		10,893
	Long Futures Contracts — Unrealized Depreciation	(669,843)	—	—	(669,843)
	Short Futures Contracts — Unrealized Appreciation	334,614	—	—	334,614
	Written Options — Unrealized Appreciation	11,908	—		11,908

	Total Other Financial Instruments	$(323,321)	$8,255	$—	$(315,066)

See Notes to Schedules of Investments and Notes to Financial Statements.

State Street Active Core Bond Fund	55

State Street Active Core Bond Fund

Schedule of Investments, continued — September 30, 2018

Affiliate Table

	Number of Shares Held at 9/30/17	Value At 9/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/18	Value at 9/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	14,675,624	$14,675,624	$142,080,775	$143,420,069	$—	$—	13,336,330	$13,336,330	$120,741

See Notes to Schedules of Investments and Notes to Financial Statements.

56	State Street Active Core Bond Fund

State Street Institutional Funds

Notes to Schedules of Investments — September 30, 2018

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)

Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to $15,980,437 or 7.22% of the State Street Active Core Bond Fund. These securities have been determined to be liquid using procedures established by the State Street Institutional Funds’ Board of Trustees (the “Board”).

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(d)	Coupon amount represents effective yield.
(e)

Sponsored by SSGA Funds Management, Inc., the Funds’ investment adviser and administrator, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.

(f)

Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)

Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	Variable or floating rate security. The stated rate represents the rate at September 30, 2018.
(i)	Step coupon bond.
(j)	At September 30, 2018, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
†	Percentages are based on net assets as of September 30, 2018
*	Less than 0.05%.
**	Less than $0.50

Abbreviations:

ADR - American Depositary Receipt

LIBOR - London Interbank Offerred Rate

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

Notes to Schedules of Investments.

57

State Street Institutional U.S. Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					11/25/97
Net asset value, beginning of period	$14.95	$13.50	$14.46	$17.32	$15.59

Income/(loss) from investment operations:
Net investment income	0.16 *	0.18 *	0.21 *	0.21 *	0.22	*
Net realized and unrealized gains/(losses) on investments	1.95 *	2.16 *	1.52 *	(0.65)*	2.60	*

Total income/(loss) from investment operations	2.11	2.34	1.73	(0.44)	2.82

Less distributions from:
Net investment income	0.21	0.21	0.24	0.25	0.22
Net realized gains	3.11	0.68	2.45	2.17	0.87

Total distributions	3.32	0.89	2.69	2.42	1.09

Net asset value, end of period	$13.74	$14.95	$13.50	$14.46	$17.32

Total Return(a)	16.72%	18.29%	13.29%	(3.57)%	18.88%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$522,658	$461,828	$603,060	$615,024	$836,752

Ratios to average net assets:
Net expenses	0.37%	0.37%	0.37%	0.37%	0.36	%(b)
Gross expenses	0.37%	0.37%	0.37%	0.37%	0.36%
Net investment income	1.21%	1.29%	1.61%	1.32%	1.36%
Portfolio turnover rate	48%	80%	43%	41%	38%

	Service Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					1/3/01
Net asset value, beginning of period	$15.77	$14.18	$15.06	$17.95	$15.96

Income/(loss) from investment operations:
Net investment income	0.14 *	0.15 *	0.19 *	0.18 *	0.19	*
Net realized and unrealized gains/(losses) on investments	2.08 *	2.29 *	1.58 *	(0.69)*	2.67	*

Total income/(loss) from investment operations	2.22	2.44	1.77	(0.51)	2.86

Less distributions from:
Net investment income	0.18	0.17	0.20	0.21	—
Net realized gains	3.11	0.68	2.45	2.17	0.87

Total distributions	3.29	0.85	2.65	2.38	0.87

Net asset value, end of period	$14.70	$15.77	$14.18	$15.06	$17.95

Total Return(a)	16.35%	18.07%	12.96%	(3.83)%	18.55%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$104	$95	$95	$104	$117

Ratios to average net assets:
Net expenses	0.62%	0.62%	0.62%	0.62%	0.61	%(b)
Gross expenses	0.62%	0.62%	0.62%	0.62%	0.61%
Net investment income	0.95%	1.04%	1.35%	1.07%	1.11%
Portfolio turnover rate	48%	80%	43%	41%	38%

See Notes to Financial Highlights and Notes to Financial Statements.

58	Financial Highlights

State Street Institutional Premier Growth Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					10/29/99
Net asset value, beginning of period	$15.69	$14.23	$13.61	$14.96	$12.92

Income/(loss) from investment operations:
Net investment income	0.11 *	0.13 *	0.13 *	0.13 *	0.13	*
Net realized and unrealized gains/(losses) on investments	2.82 *	2.60 *	1.88 *	(0.11)*	2.38	*

Total income from investment operations	2.93	2.73	2.01	0.02	2.51

Less distributions from:
Net investment income	0.13	0.12	0.14	0.13	0.11
Net realized gains	1.00	1.15	1.25	1.24	0.36

Total distributions	1.13	1.27	1.39	1.37	0.47

Net asset value, end of period	$17.49	$15.69	$14.23	$13.61	$14.96

Total Return(a)	19.64%	21.18%	15.25%	(0.47)%	19.80%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$365,078	$360,416	$325,700	$334,227	$428,536

Ratios to average net assets:
Net expenses	0.38%	0.38%	0.38%	0.38%	0.37	%(b)
Gross expenses	0.38%	0.38%	0.38%	0.38%	0.37%
Net investment income	0.68%	0.88%	0.95%	0.89%	0.94%
Portfolio turnover rate	21%	24%	21%	21%	21%

	Service Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					1/3/01
Net asset value, beginning of period	$15.48	$14.06	$13.46	$14.82	$12.80

Income/(loss) from investment operations:
Net investment income	0.07 *	0.09 *	0.09 *	0.09 *	0.10	*
Net realized and unrealized gains/(losses) on investments	2.78 *	2.57 *	1.87 *	(0.12)*	2.36	*

Total income/(loss) from investment operations	2.85	2.66	1.96	(0.03)	2.46

Less distributions from:
Net investment income	0.09	0.09	0.11	0.09	0.08
Net realized gains	1.00	1.15	1.25	1.24	0.36

Total distributions	1.09	1.24	1.36	1.33	0.44

Net asset value, end of period	$17.24	$15.48	$14.06	$13.46	$14.82

Total Return(a)	19.37%	20.84%	14.99%	(0.77)%	19.56%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,298	$16,136	$11,547	$5,820	$3,836

Ratios to average net assets:
Net expenses	0.63%	0.63%	0.63%	0.63%	0.62	%(b)
Gross expenses	0.63%	0.63%	0.63%	0.63%	0.62%
Net investment income	0.43%	0.62%	0.67%	0.61%	0.69%
Portfolio turnover rate	21%	24%	21%	21%	21%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	59

State Street Institutional Small-Cap Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/18	9/30/17	9/30/16		9/30/15**	9/30/14**
Inception date						8/3/98
Net asset value, beginning of period	$20.79	$17.96	$17.18		$19.32	$20.19

Income/(loss) from investment operations:
Net investment income	0.03 *	0.05 *	0.04	*	0.03 *	0.01	*
Net realized and unrealized gains/(losses) on investments	2.95 *	3.42 *	2.79	*	(0.08)*	1.12	*

Total income/(loss) from investment operations	2.98	3.47	2.83		(0.05)	1.13

Less distributions from:
Net investment income	0.04	0.04	0.03		0.02	0.02
Net realized gains	1.79	0.60	2.02		2.07	1.98

Total distributions	1.83	0.64	2.05		2.09	2.00

Net asset value, end of period	$21.94	$20.79	$17.96		$17.18	$19.32

Total Return(a)	15.47%	19.65%	18.24%		(0.90)%	5.61%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,528,575	$1,464,018	$1,298,789		$1,171,984	$1,264,304

Ratios to average net assets:
Net expenses	0.88%	0.88%	0.89%		0.89%	0.88	%(b)
Gross expenses	0.88%	0.88%	0.89%		0.89%	0.88%
Net investment income	0.14%	0.27%	0.25%		0.17%	0.07%
Portfolio turnover rate	38%	34%	33%		40%	37%

	Service Class
	9/30/18	9/30/17	9/30/16		9/30/15**	9/30/14**
Inception date						9/30/05
Net asset value, beginning of period	$20.79	$17.98	$17.21		$19.37	$20.27

Income/(loss) from investment operations:
Net investment income (loss)	(0.02)*	0.01 *	(0.00	)*(c)	(0.01)*	(0.04	)*
Net realized and unrealized gains/(losses) on investments	2.95 *	3.41 *	2.80	*	(0.08)*	1.12	*

Total income/(loss) from investment operations	2.93	3.42	2.80		(0.09)	1.08

Less distributions from:
Net investment income	—	0.01	0.01		—	—
Net realized gains	1.79	0.60	2.02		2.07	1.98

Total distributions	1.79	0.61	2.03		2.07	1.98

Net asset value, end of period	$21.93	$20.79	$17.98		$17.21	$19.37

Total Return(a)	15.14%	19.38%	17.96%		(1.12)%	5.32%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,671	$2,373	$2,579		$1,741	$71

Ratios to average net assets:
Net expenses	1.13%	1.13%	1.14%		1.14%	1.13	%(b)
Gross expenses	1.13%	1.13%	1.14%		1.14%	1.13%
Net investment income (loss)	(0.11)%	0.03%	(0.00	)%(d)	(0.07)%	(0.19)%
Portfolio turnover rate	38%	34%	33%		40%	37%

See Notes to Financial Highlights and Notes to Financial Statements.

60	Financial Highlights

State Street Institutional International Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					11/25/97
Net asset value, beginning of period	$13.42	$11.83	$11.41	$12.72	$12.71

Income/(loss) from investment operations:
Net investment income	0.23 *	0.17 *	0.20 *	0.18 *	0.30	*
Net realized and unrealized gains/(losses) on investments	(0.09)*	1.63 *	0.40 *	(1.15)*	(0.08	)*

Total income/(loss) from investment operations	0.14	1.80	0.60	(0.97)	0.22

Less distributions from:
Net investment income	0.19	0.21	0.18	0.34	0.21

Total distributions	0.19	0.21	0.18	0.34	0.21

Net asset value, end of period	$13.37	$13.42	$11.83	$11.41	$12.72

Total Return(a)	1.01%	15.58%	5.32%	(7.80)%	1.69%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,095,253	$1,213,757	$1,238,011	$1,284,412	$1,724,647

Ratios to average net assets:
Net expenses	0.57%	0.57%	0.57%	0.56%	0.56	%(b)
Gross expenses	0.57%	0.57%	0.57%	0.56%	0.56%
Net investment income	1.68%	1.40%	1.73%	1.38%	2.29%
Portfolio turnover rate	24%	30%	33%	26%	39%

	Service Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					1/3/01
Net asset value, beginning of period	$13.34	$11.76	$11.33	$12.62	$12.61

Income/(loss) from investment operations:
Net investment income	0.20 *	0.14 *	0.17 *	0.08 *	0.26	*
Net realized and unrealized gains/(losses) on investments	(0.10)*	1.63 *	0.40 *	(1.06)*	(0.08	)*

Total income/(loss) from investment operations	0.10	1.77	0.57	(0.98)	0.18

Less distributions from:
Net investment income	0.16	0.19	0.14	0.31	0.17

Total distributions	0.16	0.19	0.14	0.31	0.17

Net asset value, end of period	$13.28	$13.34	$11.76	$11.33	$12.62

Total Return(a)	0.75%	15.33%	5.01%	(7.95)%	1.42%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,820	$18,687	$17,796	$19,562	$92,749

Ratios to average net assets:
Net expenses	0.82%	0.82%	0.82%	0.81%	0.81	%(b)
Gross expenses	0.82%	0.82%	0.82%	0.81%	0.81%
Net investment income	1.44%	1.14%	1.45%	0.63%	2.03%
Portfolio turnover rate	24%	30%	33%	26%	39%

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	61

State Street Active Core Bond Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	Investment Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					11/21/97

Net asset value, beginning of period	$9.52	$9.67	$9.45	$9.51	$9.34

Income/(loss) from investment operations:
Net investment income	0.26 *	0.24 *	0.26 *	0.25 *	0.26	*
Net realized and unrealized gains/(losses) on investments	(0.38)*	(0.15)*	0.31 *	(0.05)*	0.17	*

Total income/(loss) from investment operations	(0.12)	0.09	0.57	0.20	0.43

Less distributions from:
Net investment income	0.27	0.23	0.26	0.26	0.26
Net realized gains	0.06	0.01	0.09	—	—

Total distributions	0.33	0.24	0.35	0.26	0.26

Net asset value, end of period	$9.07	$9.52	$9.67	$9.45	$9.51

Total Return(a)	(1.35)%	0.98%	6.18%	2.05%	4.61%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$221,201	$220,157	$298,908	$291,252	$322,946

Ratios to average net assets:
Net expenses	0.25%	0.24%	0.24%	0.23%	0.23	%(b)
Gross expenses	0.25%	0.24%	0.24%	0.23%	0.23%
Net investment income	2.83%	2.56%	2.79%	2.65%	2.73%
Portfolio turnover rate	181%	326%	219%	297%	308%

	Service Class
	9/30/18	9/30/17	9/30/16	9/30/15**	9/30/14**
Inception date					9/30/05

Net asset value, beginning of period	$9.73	$9.89	$9.66	$9.72	$9.55

Income/(loss) from investment operations:
Net investment income	0.24 *	0.22 *	0.25 *	0.23 *	0.24	*
Net realized and unrealized gains/(losses) on investments	(0.38)*	(0.16)*	0.31 *	(0.05)*	0.17	*

Total income/(loss) from investment operations	(0.14)	0.06	0.56	0.18	0.41

Less distributions from:
Net investment income	0.25	0.21	0.24	0.24	0.24
Net realized gains	0.06	0.01	0.09	—	—

Total distributions	0.31	0.22	0.33	0.24	0.24

Net asset value, end of period	$9.28	$9.73	$9.89	$9.66	$9.72

Total Return(a)	(1.51)%	0.65%	5.95%	1.81%	4.32%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$80	$90	$181	$248	$327

Ratios to average net assets:
Net expenses	0.50%	0.49%	0.49%	0.48%	0.48	%(b)
Gross expenses	0.50%	0.49%	0.49%	0.48%	0.48%
Net investment income	2.57%	2.28%	2.58%	2.40%	2.47%
Portfolio turnover rate	181%	326%	219%	297%	308%

See Notes to Financial Highlights and Notes to Financial Statements.

62	Financial Highlights

State Street Institutional Funds

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Less than $0.005.
(d)	Less than 0.005%.
*	Per share values have been calculated using the average share method.
**	Beginning with the year ended September 30, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights	63

State Street Institutional Funds

Statements of Assets and Liabilities — September 30, 2018

	State Street Institutional U.S. Equity Fund	State Street Institutional Premier Growth Equity Fund	State Street Institutional Small-Cap Equity Fund

Assets
Investments in securities, at fair value (cost $385,719,809; $228,389,385; $1,045,201,174; $897,462,564; and $220,395,714, respectively)	$500,986,369	$365,136,405	$1,430,617,865
Short-term affiliated investments, at fair value	21,393,075	16,568,746	96,806,112
Cash	3,734	—	17,299
Cash collateral on deposit with broker for future contracts	629,103	453,068	1,631,349
Cash collateral on deposit with broker for Swap Contracts	—	—	—
Foreign currency (cost $0; $0; $0; $912,517; and $0, respectively)	—	—	—
Receivable for investments sold	12,604,451	1,194,907	2,664,726
Income receivables	312,468	159,507	1,072,644
Receivable for fund shares sold	34,135	70,277	1,766,664
Income receivable from affiliated investments	34,263	18,269	160,419
Receivable for accumulated variation margin on futures	23,400	—	—
Other assets	11,255	7,930	30,924

Total assets	536,032,253	383,609,109	1,534,768,002

Liabilities
Distribution payable to shareholders	—	—	—
Payable for investments purchased	13,116,724	918,069	2,298,039
Payable for fund shares redeemed	—	156,258	74
Payable for accumulated variation margin on Swaps	—	—	—
Payable for accumulated variation margin on futures	—	39,350	114,655
Payable to the Adviser	152,924	116,205	1,109,205
Distribution and service fees	21	3,523	554
Written options (Premiums received $20,252)	—	—	—

Total liabilities	13,269,669	1,233,405	3,522,527

Net Assets	$522,762,584	$382,375,704	$1,531,245,475

Net Assets Consist of:
Capital paid in	$378,053,955	$205,933,383	$970,804,323
Total distributable earnings (loss)	$144,708,629	$176,442,321	$560,441,152

Net Assets	$522,762,584	$382,375,704	$1,531,245,475

Investment Class:
Net Assets	$522,658,369	$365,077,872	$1,528,574,936
Shares outstanding ($0.001 par value, unlimited shares authorized)	38,025,516	20,872,808	69,670,041
Net asset value, offering and redemption price per share	$13.74	$17.49	$21.94

Service Class:
Net Assets	$104,215	$17,297,832	$2,670,539
Shares outstanding ($0.001 par value, unlimited shares authorized)	7,088	1,003,600	121,779
Net asset value, offering and redemption price per share	$14.70	$17.24	$21.93

The accompanying Notes are an integral part of these financial statements.

64	Statements of Assets and Liabilities

State Street Institutional International Equity Fund	State Street Active Core Bond Fund

$1,056,711,013	$218,107,106
54,039,876	13,336,330
17,777	209,458
987,565	349,537
—	128,026
910,435	—
—	7,348,511
3,422,944	1,690,907
334,278	29,887
63,095	16,211
138,149	—
26,455	4,988

1,116,651,587	241,220,961

—	336
3,053,731	17,501,206
12,714	2,028,455
—	25,000
—	333,751
508,140	43,166
3,652	17
—	8,344

3,578,237	19,940,275

$1,113,073,350	$221,280,686

$1,093,714,161	$229,739,509
$19,359,189	$(8,458,823)

$1,113,073,350	$221,280,686

$1,095,253,072	$221,200,629
81,932,745	24,380,461
$13.37	$9.07

$17,820,278	$80,057
1,341,826	8,625
$13.28	$9.28

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities	65

State Street Institutional Funds

Statements of Operations — For the year ended September 30, 2018

	State Street Institutional U.S. Equity Fund	State Street Institutional Premier Growth Equity Fund	State Street Institutional Small-Cap Equity Fund

Investment Income
Income
Dividend	$7,350,204	$3,897,414	$13,900,883
Interest	—	—	—
Income from affiliated investments	232,535	177,501	1,260,300
Less: Foreign taxes withheld	—	—	(48,988)

Total income	7,582,739	4,074,915	15,112,195

Expenses
Advisory and administration fees	1,744,893	1,426,319	12,921,547
Distribution and service fees
Service Class	252	41,051	6,234
Trustees’ fees	41,610	26,592	107,027
Other expenses	635	522	2,871

Total expenses	1,787,390	1,494,484	13,037,679

Net investment income	$5,795,349	$2,580,431	$2,074,516

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$28,723,700	$42,657,493	$192,621,525
Futures	867,200	(160,402)	3,810,305
Written options	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	38,445,634	24,234,889	15,252,834
Futures	21,839	19,905	(1,022,908)
Written options	—	—	—
Swap contracts	—	—	—
Foreign currency translations	—	—	—

Net realized and unrealized gain (loss) on investments	68,058,373	66,751,885	210,661,756

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,853,722	$69,332,316	$212,736,272

The accompanying Notes are an integral part of these financial statements.

66	Statements of Operations

State Street Institutional International Equity Fund	State Street Active Core Bond Fund

$29,796,266	$20,395
—	6,417,180
531,830	120,741
(3,229,667)	—

27,098,429	6,558,316

6,746,684	512,940

46,928	212
91,589	18,973
1,218	529

6,886,419	532,654

$20,212,010	$6,025,662

$47,184,110	$(3,043,354)
1,529,556	(453,803)
—	152,120
—	211,099
(871,211)	—

(53,897,495)	(5,180,761)
114,383	(380,976)
—	11,908
—	36,914
(22,446)	—

(5,963,103)	(8,646,853)

$14,248,907	$(2,621,191)

The accompanying Notes are an integral part of these financial statements.

Statements of Operations	67

State Street Institutional Funds

Statements of Changes in Net Assets

	State Street Institutional U.S. Equity Fund		State Street Institutional Premier Growth Equity Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets

Operations:
Net investment income	$5,795,349	$7,448,228	$2,580,431	$3,072,120
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	29,590,900	100,382,739	42,497,091	19,997,844
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, swap contracts and foreign currency translations	38,467,473	(9,635,178)	24,254,794	45,291,327

Net increase (decrease) from operations	73,853,722	98,195,789	69,332,316	68,361,291

Distributions to shareholders:
Total distributions
Investment Class	(101,975,515)	(38,790,223)	(25,180,960)	(28,596,958)
Service Class	(22,854)	(5,769)	(1,123,407)	(999,595)

Increase (decrease) in assets from operations and distributions	(28,144,647)	59,399,797	43,027,949	38,764,738

Share transactions:
Proceeds from sale of shares
Investment Class	53,698,946	23,678,745	42,754,466	39,338,252
Service Class	16,622	5,590	1,779,379	4,552,728
Value of distributions reinvested
Investment Class	101,485,174	38,322,600	23,561,689	28,436,763
Service Class	22,854	5,769	1,123,407	999,595
Cost of shares redeemed
Investment Class	(66,216,987)	(262,621,887)	(102,892,357)	(70,298,092)
Service Class	(22,607)	(22,343)	(3,530,884)	(2,489,023)

Net increase (decrease) from share transactions	88,984,002	(200,631,526)	(37,204,300)	540,223

Total increase (decrease) in net assets	60,839,355	(141,231,729)	5,823,649	39,304,961

Net Assets
Beginning of year	461,923,229	603,154,958	376,552,055	337,247,094

End of year	$522,762,584	$461,923,229	$382,375,704	$376,552,055

Changes in Fund Shares
Investment Class
Shares sold	4,011,006	1,688,791	2,655,077	2,742,967
Issued for distributions reinvested	8,224,082	2,925,389	1,535,964	2,218,156
Shares redeemed	(5,098,707)	(18,404,658)	(6,288,782)	(4,875,026)

Net increase (decrease) in fund shares	7,136,381	(13,790,478)	(2,097,741)	86,097

Service Class
Shares sold	1,035	370	111,196	316,632
Issued for distributions reinvested	1,727	417	74,152	78,895
Shares redeemed	(1,715)	(1,474)	(224,132)	(174,546)

Net increase (decrease) in fund shares	1,047	(687)	(38,784)	220,981

For the year ended September 30, 2017, the source of distributions paid to shareholders was (See Note 11 in the Notes to Financial Statements):

Investment Class
Net investment income		$(9,204,143)		$(2,724,978)
Net realized capital gains		(29,586,080)		(25,871,980

Total distributions		(38,790,223)		(28,596,958)

Service Class
Net investment income		$(1,169)		$(70,521)
Net realized capital gains		(4,600)		(929,074)

Total distributions		(5,769)		(999,595)

Undistributed net investment income as of September 30, 2017:		$4,988,201		$2,005,335

The accompanying Notes are an integral part of these financial statements.

68	Statements of Changes in Net Assets

State Street Institutional Small-Cap Equity Fund		State Street Institutional International Equity Fund		State Street Active Core Bond Fund
Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

$2,074,516	$3,730,825	$20,212,010	$17,165,969	$6,025,662	$6,815,962
196,431,830	113,221,299	47,842,455	586,795	(3,133,938)	(1,737,551)
14,229,926	132,749,651	(53,805,558)	160,903,177	(5,512,915)	(3,361,479)

212,736,272	249,701,775	14,248,907	178,655,941	(2,621,191)	1,716,932

(126,974,052)	(46,178,376)	(16,515,359)	(21,670,619)	(7,405,287)	(6,765,787)
(203,189)	(84,439)	(224,900)	(280,973)	(2,735)	(2,295)

85,559,031	203,438,960	(2,491,352)	156,704,349	(10,029,213)	(5,051,150)

70,899,448	70,119,922	45,266,177	45,554,141	82,798,232	36,633,790
239,934	435,295	468,698	220,946	140	3,243

126,017,253	46,178,377	16,514,923	21,670,123	7,405,233	6,679,291
203,189	84,438	224,900	280,973	2,735	2,294

(217,765,972)	(154,152,789)	(177,858,832)	(245,913,305)	(79,134,378)	(117,017,251)
(298,248)	(1,081,378)	(1,494,939)	(1,880,348)	(8,782)	(93,066)

(20,704,396)	(38,416,135)	(116,879,073)	(180,067,470)	11,063,180	(73,791,699)

64,854,635	165,022,825	(119,370,425)	(23,363,121)	1,033,967	(78,842,849)

1,466,390,840	1,301,368,015	1,232,443,775	1,255,806,896	220,246,719	299,089,568

$1,531,245,475	$1,466,390,840	$1,113,073,350	$1,232,443,775	$221,280,686	$220,246,719

3,446,837	3,635,977	3,314,879	3,670,675	8,988,122	3,872,839
6,509,156	2,430,441	1,223,328	1,919,409	799,321	707,546
(10,693,711)	(7,961,615)	(13,035,153)	(19,831,129)	(8,541,774)	(12,353,748)

(737,718)	(1,895,197)	(8,496,946)	(14,241,045)	1,245,669	(7,773,363)

11,853	22,804	34,628	18,410	14	339
10,479	4,435	16,734	24,975	288	238
(14,674)	(56,588)	(109,917)	(155,864)	(931)	(9,626)

7,658	(29,349)	(58,555)	(112,479)	(629)	(9,049)

	$(2,814,987)		$(21,670,619)		$(6,369,455)
	(43,363,389)		—		(396,332)

	(46,178,376)		(21,670,619)		(6,765,787)

	$(1,191)		$(280,973)		$(2,161)
	(83,248)		—		(134)

	(84,439)		(280,973)		(2,295)

	$1,870,838		$16,635,149		$1,418,534

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	69

State Street Institutional Funds

Notes to Financial Statements — September 30, 2018

1.	Organization of the Funds

State Street Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of the following five investment funds (each, a “Fund” and collectively, the “Funds”): State Street Institutional U.S. Equity Fund, State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund, State Street Institutional International Equity Fund and State Street Active Core Bond Fund (formerly, State Street Institutional Income Fund). The Funds presently offer two classes of shares — the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current summary prospectus for each Fund and in the Funds’ statutory prospectus). Each Fund is a diversified investment company within the meaning of the 1940 Act.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation  Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•

Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value pursuant to the valuation policy and procedures approved by the Board.

•

Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

70	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

•

Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Options on futures are priced at their last sale price on the principal market on which they are traded on the valuation date. If there were no sales on that day, options on futures are valued at either the last reported sale or official closing price on their primary exchange determined in accordance with the valuation policy and procedures approved by the Board.

•

Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (“SSGA FM”) is unable to obtain an independent, third–party valuation, the agreements will be fair valued.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

A “significant event” is an event that the Board believes, with a reasonably high degree of certainty, has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s net asset value calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Board. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2018 is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no material transfers between levels for the fiscal year ended September 30, 2018.

Notes to Financial Statements	71

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

Investment Transactions and Income Recognition  Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Expenses  Each Fund pays a “unitary fee” to SSGA FM equivalent to the Fund’s advisory and administration fee. This fee includes any normal operating expenses payable by a Fund, except for fees paid to the Trust’s independent Trustees, distribution and shareholder servicing fees, brokerage fees and commissions and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

Foreign Currency Translation  The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes  The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Distributions  Distributions from net investment income, if any, are declared and paid annually for all Funds except the State Street Active Core Bond Fund. The State Street Active Core Bond Fund declares them daily and pays them monthly.

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Securities and Other Investments

Delayed Delivery Transactions and When-Issued Securities  During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund’s Schedule of Investments. A Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, a Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To-Be-Announced Transactions  Certain Funds may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.

72	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

A Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. A Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties. A Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.

4.	Derivative Financial Instruments

Futures Contracts  Each Fund may enter into futures contracts to meet the Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

For the fiscal year ended September 30, 2018, the following Funds entered into futures contracts for strategies listed below:

Funds	Strategies
State Street Institutional U.S. Equity Fund	Equitization of Cash
State Street Institutional Premier Growth Equity Fund	Equitization of Cash
State Street Institutional Small-Cap Equity Fund	Equitization of Cash
State Street Institutional International Equity Fund	Equitization of Cash
State Street Active Core Bond Fund	Management of Interest Rate Risk

Options on Futures Contracts  The State Street Active Core Bond Fund may purchase and write options, including options on exchanged traded futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase the Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund’s exposure to the underlying instrument. The Fund will not enter into a transaction involving options for speculative purposes. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.

For the fiscal year ended September 30, 2018, the State Street Active Core Bond Fund purchased and wrote options in order to manage interest rate risk.

Credit Default Swaps  During the fiscal year ended September 30, 2018, the State Street Active Core Bond Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to

Notes to Financial Statements	73

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018 receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation.

As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Interest Rate Swaps  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

During the fiscal year ended September 30, 2018, the State Street Active Core Bond Fund entered into interest rate swaps in order to manage exposure to interest rates.

The following tables summarize the value of the Funds’ derivative instruments as of September 30, 2018 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$—	$—	$—	$23,400	$—	$23,400
State Street Institutional International Equity Fund
Futures Contracts	$—	$—	$—	$138,149	$—	$138,149

74	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Active Core Bond Fund
Futures Contracts	$334,614	$—	$—	$—	$—	$334,614
Swap Contracts(a)	10,893	—	—	—	—	10,893
Written Options Contracts	11,908	—	—	—	—	11,908

(a)	Unrealized appreciation on swap contracts. The Statement of Assets and Liabilities only reflect the current day’s net variation margin.

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional Premier Growth Equity Fund
Futures Contracts	$—	$—	$—	$(39,350)	$—	$(39,350)
State Street Institutional Small-Cap Equity Fund
Futures Contracts	—	—	—	(114,655)	—	(114,655)
State Street Active Core Bond Fund
Futures Contracts	(669,843)	—	—	—	—	(669,843)
Swap Contracts(a)		—	(2,638)	—	—	(2,638)
Purchased Options(b)	(85,077)	—		—	—	(85,077)

(a)	Unrealized depreciation on swap contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.
(b)	Purchased options are included in investments in securities.

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$—	$—	$—	$867,200	$—	$867,200
State Street Institutional Premier Growth Equity Fund
Futures Contracts	—	—	—	(160,402)	—	(160,402)
State Street Institutional Small-Cap Equity Fund
Futures Contracts	—	—	—	3,810,305	—	3,810,305
State Street Institutional International Equity Fund
Futures Contracts	—	—	—	1,529,556	—	1,529,556
State Street Active Core Bond Fund
Futures Contracts	(453,803)	—	—	—	—	(453,803)
Swap Contracts	291,439	—	(80,340)	—	—	211,099
Purchased Option Contracts(a)	(201,127)	—	—	—	—	(201,127)
Written Option Contracts	152,120	—	—	—	—	152,120

(a)	Purchased options are included in net realized gain (loss) from investments.

Notes to Financial Statements	75

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
State Street Institutional U.S. Equity Fund
Futures Contracts	$—	$—	$—	$21,839	$—	$21,839
State Street Institutional Premier Growth Equity Fund
Futures Contracts	—	—	—	19,905	—	19,905
State Street Institutional Small-Cap Equity Fund
Futures Contracts	—	—	—	(1,022,908)	—	(1,022,908)
State Street Institutional International Equity Fund
Futures Contracts	—	—	—	114,383	—	114,383
State Street Active Core Bond Fund
Futures Contracts	(380,976)	—	—	—	—	(380,976)
Swap Contracts	10,893	—	26,021	—	—	36,914
Purchased Option Contracts(b)		—	(85,077)	—	—	(85,077)
Written Option Contracts	11,908	—		—	—	11,908

(b)	Purchased options are included in net unrealized appreciation (depreciation) from investments.

5.	Fees and Transactions with Affiliates

Advisory Fee  SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Management Fee
State Street Institutional U.S. Equity Fund	First $25 million	0.55%
State Street Institutional Premier Growth Equity Fund	Next $25 million	0.45%
	Over $50 million	0.35%
State Street Institutional Small-Cap Equity Fund	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
State Street Institutional International Equity Fund	First $25 million	0.75%
	Next $50 million	0.65%
	Over $75 million	0.55%
State Street Active Core Bond Fund	First $25 million	0.35%
	Next $25 million	0.30%
	Next $50 million	0.25%
	Over $100 million	0.20%

Distribution and Shareholder Servicing Fees  The Funds have adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Service Class shares of each Fund. Each Fund pays State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), the Funds’ principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets of such Fund attributable to the Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

76	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

Other Transactions with affiliates  The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the fiscal year ended September 30, 2018 are disclosed in the Schedules of Investments.

Due to Custodian  In certain circumstances, the Funds may have cash overdraft with the custodian. The Due to Custodian amount, if any, reflects cash overdrawn with State Street Bank and Trust Company as custodian who is an affiliate of the Funds.

6.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

7.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the fiscal year ended September 30, 2018 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases	Sales	Purchases	Sales
State Street Institutional U.S. Equity Fund	$—	$—	$220,131,560	$234,178,876
State Street Institutional Premier Growth Equity Fund	—	—	77,726,093	147,238,603
State Street Institutional Small-Cap Equity Fund	—	—	526,412,261	689,873,897
State Street Institutional International Equity Fund	—	—	283,510,766	389,415,962
State Street Active Core Bond	326,380,858	310,117,177	62,499,059	61,779,334

8.	Income Taxes

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Under tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”,) a direct REIT shareholder is permitted to claim a 20% deduction for “qualified REIT dividends” (i.e. ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income). The Act does not contain a provision permitting a regulated investment company, such as the Funds, to pass through the special character of “qualified REIT dividends” to its shareholders. Unless future tax guidance addresses this issue, direct investors in REITs will benefit from the deduction, while investors in the Funds that invest in such REITs will not.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currencies, REITs, passive foreign investment companies, investments in forwards and futures, investments in swap contracts, paydown gains and losses, corporate actions, straddle loss deferrals and wash sale loss deferrals.

Notes to Financial Statements	77

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total
State Street Institutional U.S. Equity Fund	$23,650,688	$78,347,681	$—	$101,998,369
State Street Institutional Premier Growth Equity Fund	3,331,860	22,972,507	—	26,304,367
State Street Institutional Small-Cap Equity Fund	18,749,413	108,427,828	—	127,177,241
State Street Institutional International Equity Fund	16,740,259	—	—	16,740,259
State Street Active Core Bond Fund	7,408,022	—	—	7,408,022

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long Term Capital Gains	Tax Return of Capital	Total

State Street Institutional U.S. Equity Fund	$9,879,092	$28,916,900	$—	$38,795,992
State Street Institutional Premier Growth Equity Fund	2,795,499	26,801,054	—	29,596,553
State Street Institutional Small-Cap Equity Fund	3,374,607	42,888,208	—	46,262,815
State Street Institutional International Equity Fund	21,951,592	—	—	21,951,592
State Street Active Core Bond Fund	6,768,082	—	—	6,768,082

At September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Capital Loss Carryforwards*	Undistributed Long term Capital Gain	Net Unrealized Gains (losses)	Qualified Late-Year Losses**	Total

State Street Institutional U.S. Equity Fund	$4,560,649	$—	$27,162,646	$112,985,334	$—	$144,708,629
State Street Institutional Premier Growth Equity Fund	2,185,374	—	39,360,884	134,896,063	—	176,442,321
State Street Institutional Small-Cap Equity Fund	11,950,771	—	174,891,054	373,599,327	—	560,441,152
State Street Institutional International Equity Fund	19,210,233	(147,219,614)	—	147,368,570	—	19,359,189
State Street Active Core Bond Fund	355,794	(6,479,345)	—	(2,334,219)	—	(8,457,770)

*	A portion of the Fund’s Capital Loss Carryforwards may be subject to limitations.
**	The Funds have elected to defer certain qualified late-year losses in the next taxable year.

As of September 30, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Fund	Expiring 2019	Non-Expiring Short Term*	Non-Expiring Long Term*

State Street Institutional International Equity Fund	$140,255,693	$6,963,921	$—
State Street Active Core Bond Fund	—	2,389,070	4,090,275

*	Must be utilized prior to losses subject to expiration.

As of September 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Tax Purposes	Gross Tax Appreciation	Gross Tax Depreciation	Net Tax Appreciation/ (Depreciation)
State Street Institutional U.S. Equity Fund	$409,417,402	$119,201,105	$(6,215,771)	$112,985,334
State Street Institutional Premier Growth Equity Fund	246,769,467	140,544,968	(5,648,905)	134,896,063
State Street Institutional Small-Cap Equity Fund	1,153,709,730	418,526,096	(44,926,769)	373,599,327
State Street Institutional International Equity Fund	963,495,889	191,447,186	(44,054,406)	147,392,780
State Street Active Core Bond Fund	233,462,589	1,038,420	(3,372,730)	(2,334,310)

78	Notes to Financial Statements

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018

9.	Line of Credit

The Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires October 12, 2018 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operation expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

Effective October 11, 2018, the Agreement was renewed, and as a result, the Funds and other affiliated funds continue to participate in a $500 million revolving credit facility. Pursuant to the renewed agreement, the line of credit will terminate on October 10, 2019 or such earlier date on which the commitments shall terminate as provided in the renewed agreement. The Funds had no outstanding loans as of September 30, 2018.

10.	Risks

Concentration Risk  As a result of a Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund was more broadly diversified.

Interest Rate Risk Is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Although governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, the U.S. Federal Reserve has recently begun to raise interest rates and may continue to do so. Thus, a Fund currently faces a heightened level of interest rate risk.

Foreign and Emerging Markets Risk  Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which a Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk  In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

11.	New and Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)- Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds. The impact would most likely be limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The Funds have adopted the Final Rule for the current period with the most notable impacts being that the Funds are no longer required to present

Notes to Financial Statements	79

State Street Institutional Funds

Notes to Financial Statements, continued — September 30, 2018 components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.	Subsequent Events

On October 31, 2018, a shareholder redemption in the amount of $919,887,389 occurred in the State Street Institutional International Equity Fund. Net assets as of October 31, 2018, were $81,527,986. In anticipation of the redemption, the Board approved the following actions to be taken by SSGA FM, as being in the best interest of the Fund:

The Fund paying dividends from net investment income and/or making distributions of net long-term capital gains (a “Special Distribution”) to registered shareholders as of October 26, 2018 (the “Record Date”). On October 29, 2018, for registered shareholders on the Record Date, the Fund’s Investment Class shares and Service Class shares paid a Special Distribution of approximately $0.23 and $0.21 per share, respectively, from net investment income.

Effective October 30, 2018, SSGA FM is contractually obligated, until January 31, 2020 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund for expenses to the extent that the Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, distribution and shareholder servicing fees) exceed 0.55% of average daily net assets on an annual basis (the “Fee Reduction Arrangement”). This Fee Reduction Arrangement may not be terminated prior to January 31, 2020, except with approval of the Board.

80	Notes to Financial Statements

State Street Institutional Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of State Street Institutional U.S. Equity Fund, State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund, State Street Institutional International Equity Fund and State Street Active Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of State Street Institutional U.S. Equity Fund, State Street Institutional Premier Growth Equity Fund, State Street Institutional Small-Cap Equity Fund, State Street Institutional International Equity Fund and State Street Active Core Bond Fund (formerly State Street Institutional Income Fund) (collectively referred to as the “Trust”), including the schedules of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at September 30, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for periods ended prior to October 1, 2016 were audited by another independent registered public accounting firm whose report, dated November 20, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.

Boston, Massachusetts

November 28, 2018

Report of Independent Registered Public Accounting Firm	81

State Street Institutional Funds

Other Information — September 30, 2018 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2018.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2018 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Capital Gain Dividend

The Funds hereby designate as a capital gain dividend the amount reflected below, or if subsequently determined to be different, the net capital gain of such fiscal period.

Amount

State Street Institutional U.S. Equity Fund	$78,347,681
State Street Premier Growth Equity Fund	22,972,507
State Street Institutional Small-Cap Equity Fund	108,427,828

Foreign Tax Credit

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. For the year ended September 30, 2018, the total amount of foreign taxes that will be passed through are:

Amount

State Street Institutional International Equity Fund	$3,254,168

The amount of foreign source income earned on the following Funds during the year ended September 30, 2018 were as follows:

Amount

State Street Institutional International Equity Fund	$30,052,940

82	Other Information

State Street Institutional Funds

Other Information — September 30, 2018 (Unaudited)

Disclosure for the Board of Trustees’ Consideration of the Renewal of the Investment Advisory and Administration Agreement with SSGA Funds Management, Inc. and the Sub-Advisory Agreements with each of Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc., Palisade Capital Management, LLC and SouthernSun Asset Management, LLC on behalf of the State Street Institutional Small-Cap Equity Fund

At meetings of the Board of Trustees (the “Board”) of State Street Institutional Funds (the “Institutional Funds”) held on May 16, 2018 and June 5, 2018 (the “Board Meetings”), the Board members, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Institutional Funds (“Independent Board Members”), considered and unanimously approved the continuance for an additional year of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) between SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and the Institutional Funds on behalf of each of its series portfolios (each, a “Fund” and collectively, the “Funds”), and the sub-advisory agreements (each, a “Small-Cap Sub-Advisory Agreement”) by and among SSGA FM, the Institutional Funds on behalf of the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), and each of Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc., Palisade Capital Management, LLC and SouthernSun Asset Management, LLC (collectively, the “Small-Cap Equity Fund Sub-Advisers”).

In considering whether to approve the continuance for an additional year of the Investment Advisory and Administration Agreement and the Small-Cap Sub-Advisory Agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser and each of the Small-Cap Equity Fund Sub-Advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Broadridge Financial Solutions, Inc. (“Broadridge”). The Board members reviewed the fees charged by the Adviser for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the continuance of the Investment Advisory and Administration Agreement and the Small-Cap Sub-Advisory Agreements, the Independent Board Members reviewed the information provided with management of the Adviser and with their independent legal counsel. The Board also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The Independent Board Members discussed the proposed continuances of the Investment Advisory and Administration Agreement and the Small-Cap Sub-Advisory Agreements in detail during private sessions in advance of, and at, the Board Meetings with their independent legal counsel at which no representatives of the Adviser or any of the Small-Cap Equity Fund Sub-Advisers were present. The Independent Board Members and their independent legal counsel requested, and received and considered, additional information from the Adviser and each of the Small-Cap Equity Fund Sub-Advisers following the May 16, 2018 Board Meeting and prior to the June 5, 2018 Board Meeting.

In advance of the Board Meetings, and in response to their detailed requests, the Board members received from the Adviser written responses to their inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it provides to each Fund. Also in advance of the Board Meetings, the Board members received from each of the Small-Cap Equity Fund Sub-Advisers a written response to a letter of inquiry prepared by SSGA FM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the Small-Cap Equity Fund Sub-Advisers. The Board members took into account their multi-year experience as Board members and particularly their previous consideration of these types of agreements.

During the Board Meetings, the Board members had an opportunity to discuss this information with SSGA FM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the Small-Cap Equity Fund Sub-Advisers. The Board members posed questions to these representatives and engaged in significant discussions.

In reaching its determinations relating to the continuances of the Investment Advisory and Administration Agreement and the Small-Cap Sub-Advisory Agreements, the Board considered those factors it deemed relevant, including the factors discussed below. In its deliberations, the Board did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors. The Board members evaluated the information provided to them, as well as the presentations and discussions that occurred at the Board Meetings, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Other Information	83

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

The material factors and conclusions that formed the basis for the Board’s determinations to approve the continuances of the Investment Advisory and Administration Agreement on behalf of each Fund and the Small-Cap Sub-Advisory Agreements on behalf of the Institutional Small-Cap Equity Fund are as discussed below.

The Nature, Extent and Quality of Services Provided.

The Board reviewed the services provided by the Adviser and each of the Small-Cap Equity Fund Sub-Advisers. In connection with their consideration of the Adviser’s services, the Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries, as well as sector, credit quality and interest rate exposure (all as applicable). The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing certain Funds and the extensive experience and resources committed by the Adviser to the evaluation of the Funds’ portfolios. For the Institutional Small-Cap Equity Fund, the Board considered the Adviser’s processes used for overseeing multiple sub-advisers. The Board considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including operational, enterprise, regulatory, litigation and compliance risks. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board had previously reviewed the compliance programs of SSGA FM and various affiliated service providers (“Affiliated Service Providers”). Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies.

In connection with their consideration of the services provided by each of the Small-Cap Equity Fund Sub-Advisers, the Board considered each Small-Cap Equity Fund Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by SSGA FM and SSGA FM’s favorable assessment of the nature and quality of the investment sub-advisory services provided by each Small-Cap Equity Fund Sub-Adviser to the Institutional Small-Cap Equity Fund.

In light of the foregoing and other relevant information, the Board, including the Independent Board Members, concluded that the services provided by the Adviser and each of the Small-Cap Equity Fund Sub-Advisers continue to be satisfactory.

Investment Performance.

The Board members considered the investment performance of each of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer and category groupings of mutual funds prepared by Broadridge with respect to various periods. The Board members also engaged in detailed discussions with SSGA FM management, and, in connection with the Institutional Small-Cap Equity Fund, representatives of each of the Small-Cap Equity Fund Sub-Advisers about each of their investment processes and performance results. These discussions focused on each Fund’s investment objective, the Adviser’s allocation process among the Small-Cap Equity Fund Sub-Advisers in connection with the Institutional Small-Cap Equity Fund, the number and experience of portfolio management and supporting research personnel, each Fund’s investment style and approach employed, the likely market cycles for each Fund’s investment style and, in some instances, relative underperformance and plans to seek to improve relative performance. The Board also considered the Institutional Small-Cap Equity Fund’s multi-manager structure and how each Small-Cap Equity Fund Sub-Adviser’s approach to small-cap investing fits within the Institutional Small-Cap Equity Fund’s overall strategy. The Board members discussed SSGA FM’s investment approach with respect to each of the Funds, that the performance of the Funds generally is consistent with SSGA FM’s articulated long-term approach and overall investment philosophy and, if applicable, reasons for a Fund’s underperformance.

Taking these factors into consideration, the Board, including the Independent Board Members, concluded that each Fund’s performance, or the Adviser’s explanation for relative underperformance and plans for improvement, as applicable, was acceptable overall.

84	Other Information

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Cost of the Services Provided And Profits Realized From The Relationships with the Funds.

The Board members considered the management fees paid to the Adviser by the Funds, as well as the fees paid to each of the Small-Cap Equity Fund Sub-Advisers by the Adviser, which reduced the net management fees retained by the Adviser. The Board reviewed the level of profits realized by the Adviser, the Affiliated Service Providers and each Small-Cap Equity Fund Sub-Adviser in providing investment advisory and other services to the Funds. Information also was presented regarding the financial condition of the Adviser and each Small-Cap Equity Fund Sub-Adviser for various past periods. SSGA FM reviewed with the Board the Funds’ unitary fee structure where SSGA FM (and not the Funds) bears most of the Funds’ operating expenses, therefore affecting SSGA FM’s profitability. The Board members also considered the Adviser’s statements concerning its significant investment in supporting registered investment companies. The Board also considered the various risks borne by SSGA FM, the Affiliated Service Providers and each of the Small-Cap Equity Fund Sub-Advisers in connection with their various roles in servicing the Funds, including enterprise, litigation, business, operational and entrepreneurial risk.

The Board concluded that the profitability of the Adviser and, with respect to the Institutional Small-Cap Equity Fund, each of the Small-Cap Equity Fund Sub-Advisers, and the profitability range of each of the Affiliated Service Providers with respect to its services to each of the Funds, were reasonable in relation to the services provided.

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which the Adviser and the Affiliated Service Providers, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of the Funds. The Board concluded that, in light of, among other considerations, the current size of each of the Funds, the level of profitability of the Adviser and the Affiliated Service Providers with respect to the Funds, and/or the comparative management fees and expense ratios of the Funds, it does not appear that the Adviser or the Affiliated Service Providers has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed management fees should be reduced or that breakpoints in such fees should be implemented for the Funds at this time.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the respective services provided to the Funds by the Adviser and each of the Small-Cap Equity Fund Sub-Advisers, and the fees charged to the Funds, including for the Institutional Small-Cap Equity Fund, (i) the allocation of the total advisory fees between SSGA FM and the Small-Cap Equity Fund Sub-Advisers, and (ii) the services required of SSGA FM to oversee the Small-Cap Equity Fund Sub-Advisers for those services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM, as compared to the expense ratios of a group of comparable mutual funds selected by Broadridge, and the related Broadridge analysis for the Funds. The Board also considered the comparability of the fees charged and the services provided to the Funds by the Adviser to the fees charged and services provided to other clients of the Adviser. The Board members discussed that the Funds’ advisory fees and expense ratios compared favorably with those of the applicable Broadridge peer group funds, except for the Institutional Small-Cap Equity Fund, with advisory fees and expense ratios that were somewhat higher than peer group medians, but still within the range of those funds in the applicable peer group (noting the Adviser’s unitary advisory fee structure). The Board members also reviewed comparative mutual fund and/or other account fee information for Small-Cap Equity Fund Sub-Adviser clients provided by each of the Small-Cap Equity Fund Sub-Advisers.

In light of the foregoing, the Board, including the Independent Board Members, determined that the management fees and sub-advisory fees, considered in relation to the services provided to the Funds, supported the Board’s approval of the continuance of the Investment Advisory and Administration Agreement and the Small-Cap Sub-Advisory Agreements.

Fall-Out Benefits.

The Board considered actual and potential financial benefits that the Adviser and each of the Small-Cap Equity Fund Sub-Advisers may derive from their respective relationships with the Funds, including the custody, fund accounting and sub-administration services being provided to the Funds by affiliates of the Adviser and, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through SSGA FM, and that each Fund represents only a small portion of the assets managed by SSGA FM.

Other Information	85

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the Independent Board Members, approved the continuance of the Investment Advisory and Administration Agreement for the Funds, and each Small-Cap Sub-Advisory Agreement for the Institutional Small-Cap Equity Fund.

86	Other Information

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS
Jeanne M. La Porta SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1965	Trustee and President	Term: Until successor is elected and qualified Served: Since 2014	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GE Asset Management Incorporated (“GEAM”) (March 2014 – July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 – November 2014); Senior Vice President and Commercial Administrative Officer at GEAM (April 2010 – March 2014); Vice President of State Street Institutional Funds (July 2003 – present); Vice President of Elfun Funds and GE Retirement Savings Plan Funds (October 2003 – July 2016); Secretary of GE Funds (July 2007 – September 2010) and Vice President (July 2007 – February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 – April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 – June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 – October 2007).	18	Director and President of State Street Variable Insurance Series Funds, Inc.; Trustee of Elfun Funds (2014 – present).

Other Information	87

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS (continued)
Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1966	Treasurer	Term: Until successor is elected and qualified Served: Since June 2011	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GEAM (April 2011 – July 2016).	N/A	N/A

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Until successor is elected and qualified Served: Since June 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 – May 2013).	N/A	N/A

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Assistant Treasurer	Term: Until successor is elected and qualified Served: Since June 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Assistant Treasurer	Term: Until successor is elected and qualified Served: Since June 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*	N/A	N/A

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Assistant Treasurer	Term: Until successor is elected and qualified Served: Since June 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 –November 2014).*	N/A	N/A

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Assistant Treasurer	Term: Until successor is elected and qualified Served: Since March 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).	N/A	N/A

88	Other Information

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE AND EXECUTIVE OFFICERS (continued)
Daniel G. Plourde SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1980	Assistant Treasurer	Term: Until successor is elected and qualified Served: Since June 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Officer, State Street Bank and Trust Company (March 2009 –May 2015).

Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Term: Until successor is elected and qualified Served: Since March 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).	N/A	N/A
* Served in various capacities and/or with various affiliated entities during noted time period.
NON-INTERESTED TRUSTEES
John R. Costantino c/o SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1946	Chairman of the Board	Term: Until successor is elected and qualified Served: Since 1997	Managing General Partner, NGN Capital LLC (2006 – present); and Managing Director, Vice President of Walden Capital Management (1996 – present).	12	Director of State Street Variable Insurance Series Funds, Inc. (1997 – present); Director of Kleinfeld Bridal Corp. (March 2016 – present); Trustee of Neuroscience Research Institute (1986 – 2018); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee of GE Funds (1993 – February 2011); Director of Artes Medical (2006 – 2008); and Trustee of Gregorian University Foundation (1992 – 2007).

R. Sheldon Johnson c/o SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1946	Trustee	Term: Until successor is elected and qualified Served: Since April 2011	Manager, Artis Energy Holdings Inc. (December 2016 – present); Retired (2006 – December 2016); Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. (2002 – 2006); and Managing Director at Morgan Stanley & Co., Inc. (1988 – 2006).	12	Director of State Street Variable Insurance Series Funds, Inc. (April 2011 – present) and Trustee of St. Lawrence University (2003 – present).

Other Information	89

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
NON-INTERESTED TRUSTEES (continued)
Donna M. Rapaccioli c/o SSGA Funds Management, Inc. 1600 Summer St. Stamford, CT 06905 YOB: 1962	Trustee	Term: Until successor is elected and qualified Served: Since January 2012	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	12	Director of State Street Variable Insurance Series Funds, Inc. (January 2012 – present) and Trustee of Emmanuel College (2010 – present).

90	Other Information

State Street Institutional Funds

Other Information, continued — September 30, 2018 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of SSGA FM. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-242-0134, (ii) on the Funds’ website at http://www.ssga.com/geam, and (iii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-800-242-0134 (toll free), and (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Forms N-Q are available (i) without charge, upon request, by calling 1-800-242-013, (ii) on the Funds’ website at http://www.ssga.com/geam, and (iii) on the SEC’s website at www.sec.gov.

Other Information	91

State Street Institutional Funds

Trustees

John R. Costantino, Chairman

R. Sheldon Johnson

Donna M. Rapaccioli

Jeanne M. La Porta

Officers

Jeanne M. La Porta, President

Arthur Jensen, Treasurer

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Bruce S. Rosenberg, Assistant Treasurer

Ann M. Carpenter, Assistant Treasurer

Chad C. Hallett, Assistant Treasurer

Darlene Anderson-Vasquez, Assistant Treasurer

Daniel G. Plourde, Assistant Treasurer

Jesse Hallee, Secretary

Investment Adviser and Administrator

SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

Custodian and Sub-Administrator

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Distributor

State Street Global Advisors Funds Distributors, LLC

One Iron Street

Boston, Massachusetts 02210

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Item 2. Code of Ethics.

As of the end of the period covered by this report, State Street Institutional Funds (the “Trust” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Trust’s Board of Trustees (the “Board”) has determined that the Trust has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Mr. John R. Costantino and Ms. Donna M. Rapaccioli. Each of the “audit committee financial experts” is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended September 30, 2018 and September 30, 2017, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the Trust’s principal accountant, for the audit of the Trust’s annual financial statements or services normally provided by E&Y in connection with the Trust’s statutory and regulatory filings and engagements were $132,280 and $183,200, respectively.

(b)	Audit-Related Fees

For the fiscal years ended September 30, 2018 and September 30, 2017, there were no fees for assurance and related services by E&Y reasonably related to the performance of the audit of the Trust’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended September 30, 2018 and September 30, 2017, the aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns were $51,318 and $60,775, respectively.

(d)	All Other Fees

For the fiscal years ended September 30, 2018 and September 30, 2017, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2018 and September 30, 2017, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $6,581,832 and $7,777,372, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended September 30, 2018 and September 30, 2017, the aggregate non-audit fees billed by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were approximately $39,413,418 and $47,297,371, respectively. The figure for the fiscal year ended September 30, 2017 was previously reported as $28,718,894 and has been restated to include certain other audit fees totaling $18,578,477, in the aggregate, primarily relating to statutory and financial statement audits, the requirement to opine on the design and operating effectiveness of internal control over financial reporting and accounting consultations.

(h)

E&Y notified the Trust’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Trust, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Trust’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)	Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Trust’s last fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable.

(b)

Certifications of principal executive officer and principal financial and accounting officer of the Trust as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	STATE STREET INSTITUTIONAL FUNDS

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta President

Date:	December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta President (Principal Executive Officer)

Date:	December 7, 2018

By:	/s/ Arthur A. Jensen
Arthur A. Jensen Treasurer (Principal Financial Officer)

Date:	December 7, 2018